June  3, 1996



Via Federal Express

Charles C. Leber, Branch Chief
Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Attn:  Albert Yarashus, Esq.
       Lou Canant, Staff Accountant

          Re:  Preliminary Proxy Materials
               File No. 0-22574

Dear Mr. Leber:

     Enclosed for filing on behalf of Leggoons, Inc. (the "Company") please find two hard copies of the Preliminary Proxy Statement of Management for the Annual Meeting. The foregoing will be filed on EDGAR on or about June 3, 1996. We have marked the copies showing changes made since the previous proxy materials were filed with the Commission on April 12, 1996 as well as two copies of the Company's responses to the staff's comment letter dated March 1, 1996.

     As you will recall we submitted supplementally with the filing on April 12, 1996 a draft of Amended Form 10-KSB for the fiscal year ended August 31, 1995 and a draft of Amended Form 10-QSB for the period ended November 30, 1995. In order to insure that the changes made to these reports are responsive to the Staff's comments, we ask that you review them in conjunction with your review of the Proxy Statement. The Company will file the amended reports once the Staff has no further comments (and prior to or contemporaneously with the filing of the Definitive Proxy
Statement).   For ease of reference we enclose copies of those
reports and responses to the staff's last comment letter (March 1, 1996).

     We have also included two copies each of the Addendum to Stock Acquisition Agreement and the form of Opinion of Counsel regarding the sale of assets as supplemental information. These likewise will be filed via EDGAR.

Charels C Leber, Branch Chief
Securities and Exchange Commission
June 3, 1996
Page 2

     The changes made to the Proxy since the last filing entail revisions required by the signing of the Addendum to the Stock Acquisition Agreement. These changes include a reverse stock split of 1 to 10 rather than 1 to 5 as well as the sale of all the assets of the Company prior to the consummation of the Infinitron Transaction.

     The foregoing documents and other parts of the proxy materials and supplemental documents are tabbed as follows:

     1.   Notice of Annual Meeting and Proxy Statement
     2.   Stock Acquisition Agreement
     3.   Addendum to Stock Acquisition Agreement
     4.   Form 10-K/A Leggoons - 8/31/95
     5.   Form 10-QSB Leggoons - 2/29/96
          6.   Audited Financial Statement - Infinitron Research
          International - 5/31/95 and the unaudited financial statements of Infinitron Investments International, Inc.
          - August 31, 1995
     7.   Proforma Financial Statements
     8.   Form of Proxy
     9.   Response to Staff comment letter of March 1, 1996
     10.  Draft Opinion - Larry R. Demerath
     11.  Draft Assignment for Benefit of Creditors.

     If you have any questions regarding this filing, please contact Sharon M. Link at (303) 893-2300.

                              Very truly yours,

                              KRYS BOYLE GOLZ
                              REICH FREEDMAN & SCOTT, P.C.



                              By:
                                   Thomas Boyle

TB/jab


c(w/enclosures):    BDO Seidman LLP
                    Lawrence Assaly
                    James S. Clinton

                          LEGGOONS, INC.
                         400 South Lindell
                    Vandalia, Missouri 63382

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Annual Meeting of Shareholders of Leggoons, Inc. (the "Company") will be held on June __, 1996 at the Vandalia Country Club, Highway 54, Vandalia, Missouri at __:00 p.m. and at any adjournments thereof on the following matters:

     1. To elect the following three nominees as directors of the Company until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified: James S. Clinton, Benjamin A. Moglin and Robert Crompton;

     2. To approve an amendment to the Articles of Incorporation to change the name of the corporation to Infinitron, Inc.;

     3. To approve an amendment to the Article of Incorporation to increase the authorized common stock to 50,000,000 shares;

     4. To approve an amendment to the Company's Bylaws to decrease the minimum number of directors of the Company to three;

     5. To approve a reduction in the amount of outstanding shares of common stock by a one-for-ten reverse split of common stock;

     6.   To approve the licensing of the Leggoons trademark to Robert
Tamsky;

     7. To ratify the sale of all the present assets of the Company to a company controlled by James S. Clinton;

     8. To approve the assumption by Leggoons, Inc. of the Infinitron International Investments, Inc. Incentive Stock Option Plan;

     9. To approve the reincorporation of the Company from the state of Missouri to the state of Colorado;

     9. To ratify the appointment of BDO SIEDMAN as the Company's independent auditors for the current fiscal year; and, to consider on any other matter that properly may come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on May 8, 1996 are entitled to vote at the Annual Meeting or any adjournments thereof.

     Your attention is called to the accompanying Proxy Card and Proxy Statement.

      A copy of the Company's Annual Report for its fiscal year ended August 31, 1995, is enclosed herewith. If any Shareholder fails to receive a copy of the Annual Report, one may be obtained by writing to the Secretary of the Company.


                                  BY ORDER OF THE BOARD OF DIRECTORS



                                      ____________________, Secretary

Vandalia, Missouri
June __, 1996

     ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE DATE,AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE ENCLOSED.

                              PRELIMINARY PROXY STATEMENT


                          LEGGOONS, INC.
                         400 South Lindell
                     Vandalia, Missouri  63382
                          (314) 594-6418


                   PROXY STATEMENT OF MANAGEMENT
                                for
      Annual Meeting of Shareholders to be held June __, 1996


      This Proxy Statement is furnished to shareholders at the direction and on behalf of the Board of Directors of Leggoons, Inc., a Missouri corporation (the "Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at the Vandalia Country Club, Highway 54, Vandalia, Missouri on June __, 1996 at 4:00 p.m.

      The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposal set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposal. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. Shareholder proposals must be submitted to the Company not later than October 30, 1996, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in January 1997.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy are first being mailed to shareholders on or about June __ 1996.

                         VOTING SECURITIES

      The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on May 8, 1996. On such date, the Company had issued and outstanding 2,787,000 pre-reverse shares of $.01 par value Common Stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares.

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Pursuant to applicable state law, there are no dissenter's or appraisal rights relating to the matters to be voted on other than the sale of all the assets of the Company prior to the transaction contemplated with Infinitron Investments International, Inc. to a company controlled by the current president of the Company, in consideration for the assumption of all the liabilities of the Company prior to the transaction contemplated with Infinitron Investments International, Inc.

      Any shareholder who shall not have voted in favor of the sale of all the assets of the Company and who at or prior to the meeting shall file with the Company written objection thereto may, within twenty days after the vote was taken, make written demand on the Company for the payment to him of the fair value of his shares as of the day prior to the date on which the vote was taken authorizing the sale. See, Proposal 7, "Dissenting Shareholder Rights"

      All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting except for the sale of all the assets of the Company which requires a two-thirds vote. As management holds a majority of the outstanding shares as of the record date and intends to vote in favor of all proposals, it is anticipated that all proposals will pass except that management's vote alone is insufficient to pass the proposal relating to the sale of all the Company's present assets. However, Jasper Brouwer has indicated to management that he will vote in favor of the proposal and therefore it is anticipated that the proposal will pass.

                      INFINITRON TRANSACTION

     On September 5, 1995 the Company and Infinitron Investments International, Inc. of Vancouver, B.C., Canada ("Infinitron"), entered into an agreement (the "Stock Acquisition Agreement") whereby the Company, on closing, is to acquire all of the outstanding shares of common stock of Infinitron Investments International, Inc. for 4,797,500 post-reverse split shares of common stock of the Company, which 4,797,500 shares would represent approximately 95% of the outstanding shares of common stock of the Company on closing in the proposed transaction ("Infinitron Transaction").

     Consummation of the Infinitron Transaction is subject to certain terms and conditions which are set forth in the Stock Acquisition Agreement. There can be no assurance that the Infinitron Transaction will be consummated. It is possible that if any of the proposals covered by this proxy statement do not pass, the management of

Infinitron may decide not to proceed with the Infinitron Transaction or to do so only after modification of the Infinitron Transaction terms described herein.

Background
- ----------
     The Company began looking at acquisition of other companies in
1995.   At that time management believed that the only way the
Company could move forward as a successful public company was with an infusion of capital from another company. Pursuant to this, in April 1995, the Company entered into a Letter of Intent with Tutor Time Child Care Centers, Inc. which provided for the issuance of
Company stock in exchange for shares of Tutor Time.   However, as
the Company was unable to agree upon final terms with Tutor Time and the required financing was not obtainable, the transaction was never consummated.

     After the negotiations with Tutor Time broke down, management continued to review other opportunities but no other acquisition discussions occurred or contacts were made prior to those with Infinitron, which commenced in August 1995. The Company had no relationship with Infinitron prior to such time. The parties were introduced by Gene Hochevar of Mexco, Inc. and James Thiede. Gene Hochevar was engaged by the Company and Mr. Thiede was familiar with Infinitron. These finders provided introduction, references and offered initial advice regarding the form of the transaction. The finders will receive as compensation up to 300,000 shares of the common stock of the Company.

     During the first few weeks of negotiations, Messrs. Clinton, and Moglin spent many hours on the telephone attempting to reach an agreement. They were assisted in their discussions by Mr. Hochevar. Once the form of transaction was agreed upon, Mr. Hochevar was no longer involved and all subsequent discussions were handled by James Clinton on behalf of the Company and Benjamin Moglin on behalf of Infinitron. The due diligence review of the operations of Infinitron and Infinitron Research consisted of a review by the Company's management of all material contracts and agreements of Infinitron and Infinitron Research, a review of all corporate documents (minutes, incorporation materials) and tour of
Infinitron's and Infinitron Research's facilities.   Because of the
Company's weak financial position, management concluded that it was not in the Company's best interest to hire a consultant to advise them on the technical nature of Infinitron's business and that the terms of the Stock Acquisition Agreement would protect the Company against any false claims regarding the business of Infinitron which were not readily apparent to the Company.

     The consideration to be paid was arrived at after much negotiation and the exhaustive review of the business operations of Infinitron and Infinitron Research by management of the Company.
It should be noted that the shares to be issued to Infinitron are stated in a post reserve split amount. The amount to be issued pre-reverse split is 47,975,000.

     In voting to proceed with the transaction, the Company's board of directors gave substantial weight to the growth potential for Infinitron as well as the current financial condition of the Company and the need for increased revenues for the Company in order to operate successfully as a public company.

Terms of the Transaction
- ------------------------
     Upon closing of the Infinitron Transaction, the Company's name is to be changed to Infinitron, Inc. and, pursuant to the Stock Acquisition Agreement, James S. Clinton will resign as President and Chief Executive Officer of the Company. Benjamin A. Moglin will be appointed President and Treasurer, and Robert G. Schroeder will be appointed Secretary. In addition, the Stock Acquisition Agreement provides for the resignation of all present Leggoons, Inc. directors except James S. Clinton and the election of Benjamin
A. Moglin and Robert G. Crompton as additional new directors of Infinitron, Inc.

     No third parties were hired by Management to independently review the fairness of the transaction nor were any reports prepared. It was the opinion of management of the Company that any value to be derived from such evaluation or reports was substantially less than the cost to the Company of hiring such independent third party, especially in view of the Company's current financial status.

Addendum to Stock Acquisition Agreement
- ---------------------------------------
     As a result of the delay in having this Proxy Statement
cleared due to numerous accounting comments raised by the
Securities and Exchange Commission as well as an adverse change in the financial condition of the Company, on April 16, 1996
Infinitron informed the Company that it was terminating the
Agreement.   Over the ensuing six weeks, the two companies
discussed their concerns in going forward with the Infinitron
Transaction.

     On May 22, 1996, Infinitron and the Company entered into an Addendum to the Stock Acquisition Agreement (the "Addendum") which provides that as long as the Proxy is cleared for distribution to shareholders by July 22, 1996 the Infinitron Transaction will be consummated. In addition, the Addendum states that in order for the Infinitron Transaction to be closed, the sale of all the assets to James Clinton, or a company controlled by Mr. Clinton, must occur on or before June 21, 1996. An opinion of counsel to the Company must be provided to Infinitron which states that the current creditors of the Company have no legal right to bring against Infinitron for the present liabilities of the Company.
See, "Sale of Assets to Leggoons President" The Addendum also requires a reverse stock split of 1 to 10 rather than the original 1 to 10 reverse stock split called for in the Agreement.

Business of Infinitron
- ----------------------
     Infinitron Research International, Inc., a predecessor of Infinitron Investments International, Inc., was incorporated on June 22, 1994 for purposes of developing a computer based system that compiles, compresses and transmits data over the Internet through a multimedia data base using a high-powered computer now referred to as MIC (Multimedia Integration Centre) including producing multi-media software and technologies unique to certain industries for use on the Internet, Inc. communication system. Infinitron has the unique ability through the MIC to provide a multimedia data base to the Internet system which includes pictures, graphics, CAS images and real-time video. While the software systems were designed to be Internet-oriented multimedia data based, they can work as stand alone technologies in any environment.

     The information highway explosion has created a number of problems associated with the number of users and the amount of information to be transmitted. Information providers must compete in a very competitive market. Currently, such content developers and information providers are handicapped by the narrow bandwidth over which information is transmitted. The narrow bandwidth limitations have forced several of these organizations to seek a way to re-design their production so as to fit the limitations. With Infinitron's technologies and software these bandwidths will no longer be a problem. Not only will content designers and providers who utilize Infinitron's technology be given a production advantage but it is also anticipated that new applications will be introduced.

     From 1992 to June 1994, Infinitron Research International was operated as an unorganized proprietorship. After Infinitron Research International, Inc. was formed in 1994 it issued convertible notes to 46 individuals with Canadian residences for services rendered and contributions to capital provided to both the prior entity and the newly formed company totalling $370,000. Infinitron Investments International, Inc. subsequently assumed such convertible notes on August 31, 1995 in consideration for the assignment of all proprietary rights to Infinitron Research International, Inc.'s computer programs. An assignment of all the rights was negotiated rather than a direct sale of the assets of Infinitron Research to Infinitron in order to preserve Infinitron Research International, Inc.'s research and development status. Under such status, Infinitron Research International, Inc. is eligible for Saskatchewan Provincial rebates on all research and development expenditures. Management of the Company and Infinitron anticipates that approximately 274,000 shares of common stock of Infinitron, Inc. will be issued to such noteholders pursuant to such noteholders rights of conversion under the promissory notes. Such shares which are slated to inure to the noteholders will be allocated by Infinitron from the 4,979,500 shares issued to Infinitron to complete full payment of said notes.

   Infinitron has represented to the Company that Infinitron Research has developed approximately 42 computer programs designed to create specific program applications for use in distinctive industries. Management of Infinitron has represented to the Company that such programs are intended to be uniquely suited to specific industries' needs with respect to multi-media software and technology. Examples include the real estate industry (allowing a prospective renter to view an apartment in a distant location from his computer), childfind (a data base of information on children including dental charts, fingerprints, DNA, voice print and other personal data), the resort industry (preview a visit any where in the world by audio and video from your computer) and the securities industry (multimedia information regarding various public companies). It is not contemplated that such programs will compete with major computer software manufacturers which are designed to meet the needs of all users in general rather than the specific needs of differing industries. Management of Infinitron anticipates pursuing the development, marketing and sale of such software as Infinitron, Inc. immediately subsequent to the closing of the Infinitron transaction.

     Infinitron management currently expects that the costs associated with the development and marketing of the software will be approximately $1,400,000. These costs represent approximately $900,000 US needed for the construction of the Multimedia Information Center (MIC) and $500,000 US to complete the development of the support technologies or end user interfacing for the various software applications, along with other software costs. These funds will be utilized for the wages of additional programmers, additional data entry personnel, systems administrators and for hardware expenses incurred, as well as software costs. Management of Infinitron is currently negotiating with Digital Equipment as to the cost of their server (which will become part of the MIC) and peripherals. Management of Infinitron believes that after such negotiations, the price for the construction of the MIC will be lower than $900,000 US. Infinitron intends to use funds generated from licensing fees and/or royalties derived from the use of its technologies modules along with the proceeds from the anticipated Regulation S/Regulation D offering to finance such costs.

     While the financial statements of Infinitron and Infinitron
Research indicate that these companies liabilities exceeds their assets, the majority of the liabilities of both companies are outstanding notes which the holders have the right to, and intend to, convert into shares of Infinitron, Inc. after the Infinitron
Transaction. Infinitron has informed the Company that since the execution of the Stock Acquisition Agreement, it has raised approximately $2,375,000 (US) through the sale of its stock to non-
US investors. This does not include the funds to be raised in the anticipated Regulation S and Regulation D offering. For these reasons the Company's management, in examining the financial condition of Infinitron, concluded that the risk that Infinitron would not be able to raise the funds necessary to complete the development and marketing of the software was low.

     Management of the Company has been informed that Infinitron Research International, Inc., employs a staff of eighteen (18) software and technical experts. Infinitron, Inc. anticipates entering into joint venture agreements with individual or corporate experts in those fields in which an individual program has been or will be designed. It is anticipated Infinitron, Inc. will provide technical support, computer expertise, and a specific program application for use in such industry. The joint venture partners will provide financing and expertise in the respective industry.
To date, Infinitron has entered into three joint venture agreements with respect to specific program applications which are either completed or in the design stage. See, "Joint Venture Agreements"

     A majority of the expenditures for the research and development of the technological modules that combine to form the multimedia database program took place prior to incorporation of Infinitron Research in 1994. The May 31, 1995 audited financial statements of Infinitron Research list expenses for software research, development and testing in the amount of $172,721 (Canadian). An additional $20,050 (Canadian) was spent on technical consulting fees. The December 31, 1995 unaudited interim statements increase the software development expenditures by $157,000 (Canadian) as well as $75,603 (Canadian) on computer equipment and $17,887 (Canadian) on leasehold improvements. Such leasehold improvements included network wiring, power supply backup and static resistant carpet.

     The multimedia databases being developed by Infinitron are a new powerful database which take advantage of present multimedia applications. It is believed that the present and future applications of the databases within the virtual reality industry are extensive. All multimedia databases have been constructed with modules of the core group of technologies which have been developed over the past four years. The Company has been informed that Infinitron is currently in the process of applying for patents on such technology modules. The technology modules are as follows:

     New Picture Format ("NPF"). This module involves Infinitron's proprietary picture format. By utilizing Infinitron's cubic-codex, algorithms and methods it can achieve a significant reduction in data size with minimal or no loss in picture quality. Actual file size of the resultant NPF datafile is significantly smaller than any other compression method (JPEG, Zip) currently available in the industry. It is described as the algorithms for the compression of a representation of NTSC (National Television Standards Council-
North American Standard) or PAL (Phase Alternation Line Video-European/Japanese standards) electronically encoded moving or still digital images. NPF allows for substantially greater compression of still images and increased frame rates of video images over regular telephone lines. New Video Format ("NVF") is Infinitron's proprietary video format. Utilizing methods similar to those found in NPF, NVF significantly reduces the size of video files. The reduction of the actual datafile is so substantial that actual real-time video over regular telephone lines is a reality. Initial test runs of this technology achieve 27.6 video frames per second in real-time. According to Infinitron, NPF/NVF is 100% complete and porting to hardware is all that is required.

     Video Image Manipulation ("VIM"). This module involves Infinitron's method of grooming a signal prior to applying its NVF technology. VIM is defined as the process for mathematical methodology and algorithm for the manipulation of digital encoded representation of NTSC of PAL electrically digitized color images. VIM combined with the New Picture Format and proprietary compression algorithms allows real-time video playback over regular phone lines, which is currently not otherwise possible. According to Infinitron, VIM is 90% complete and the fine tuning of the color cube codes is in the final stages. Infinitron anticipates that 40 hours of programming time is necessary to complete this module.

     Polymorphic Encryption Technology ("PET"). This module involves a new method of encryption. Unlike present encryption methods, PET is, for all intents and purposes, unbreakable. PET is defined as the process for mathematical methodology and algorithm for the constantly changing encryption of binary data streams.
This technology combined with Internet Protocol Standard ("IPS") is intended to provide the highest level of security possible today for computer data transmission. According to Infinitron, PET is 100% complete.

     Recursive Compression. This module involves Infinitron's answer to the limited bandwidth of regular telephone lines. Recursive compressions can be applied to virtually any bitstream, repeatedly, to achieve compression rates of over twelve hundred and fifty to one. Numerous passes with this compression method has resulted in basically no-loss compression. Excessive application is slightly lossy (i.e., minimal loss in data), but functional for datastreams which require moderate accuracy. Such applications include audio and video signals. A degradation of 0.5-2% in signal quality for a regular telephone call is virtually undetectable to the human ear, however, any loss in data transfers (via modems) can be noticeable, therefore, data transfers (modems) presently utilize error correction to circumvent any possible loss. According to Infinitron, this module is 80% complete and requires an estimated 40 hours of experimental development in order to be completed.

     The multimedia databases make use of the above technologies combined with specific software modules that can be applied to various projects. Each project is virtually identical at the first stage of the program's life. Noticeable differences are realized at the second stage of the program's life, the program prototype stage. Finally, the completed projects are totally different because of the varying nature of the industries for which the program was developed.

Management of Infinitron has concluded that it does not make economic sense for Infinitron staff to become experts in each different industry for which the multimedia databases will be utilized. Therefore, Infinitron enters into joint venture agreements with such industries whereby Infinitron is responsible for designing and tailoring the technologies for specific use by the industry while the industry is responsible for making experts available to Infinitron who can collect and collate the information as well as market the database.

     By entering into this type of joint venture agreement, the staff of Infinitron Research can continue to be focused in the area of computational algorithms, mathematical methodology and applications programming. A team of three to five is needed to input and maintain each database in the startup. Once the database is active, only one technician is needed to maintain the system allowing the other two to move on to the next project. Management of Infinitron believes that a staff of ten in the first year is sufficient to accomplish all database implementation goals.

Joint Venture Agreements
- ------------------------
     The first joint venture agreement, dated December 15, 1995, is with Stock Deck Communications, Inc. (Vancouver) and allows Infinitron to benefit in reaching Stock Deck's subscribers while Stock Deck will be utilizing Infinitron's Internet Multimedia software and compression technologies to manipulate and then disseminate information on public companies to its subscribers over the Stock Deck Internet Stock System on its established web site. Infinitron is only responsible for maintaining the web site, which is controlled internally by the MIC. Stock Deck is responsible for marketing the service to public companies and subscribers. A company referred to as NEWCO has been formed by the parties in which each of Stock Deck and Infinitron hold a 50% ownership position. Infinitron will receive revenue by selling its Multi Media Grids (MIGs) ("front door" to the MIA) on the Multimedia Information Array (MIA) (multi media databases) to public companies who wish to be included on the Internet Stock System and by the subscription fees and usage charges charged to investors to be able to access the information contained in the MIA.

     Another Internet orientated project for which Infinitron has completed a joint venture involves the area of Native Ethnological archiving. A joint venture agreement was entered into with the North American Native Ethnological Salvage Project (the "NANES Project") on October 14, 1995. Infinitron owns 100% of NANES and will receive 80% of the revenue generated from the project with the remaining 20% going to the Amerind Society. North American Native History will be archived in a multimedia database format, this database will reside at the NANES web site on the Internet. A substantial amount of data is being compiled by experts in the industry regarding the business plan for the NANES Project. NANES initial revenue producing project is to market native prints over the Internet.

     Infinitron has also entered into a Definitive Joint Venture Agreement with S.M.A.R.T. Security Systems Corporation (dated December 15, 1995), in the area of remote video surveillance. A company referred to as SMART Infinitron (BC) was formed by the parties, with a 50% interest owned by each party, to implement Infinitron's compression technologies solely for use in the security and safety industries. It is anticipated that SMART Infinitron (BC) will use Infinitron's technology to advance the security systems developed by S.M.A.R.T. All contracts with users will be managed and maintained by SMART Infinitron (BC).

     Infinitron is currently negotiating with four other entities regarding joint venture agreements.

     Revenue will be realized on these joint ventures from the construction of databases and from on-line charges for using the databases in certain industries. In other industries the joint venture will only receive revenue from the use of the database. According to Infinitron, no revisions should need to be made to completed, specific databases due to technological or competitive changes. Revisions however, are always being made to the underlying technologies developed by Infinitron.

Competition
- -----------
     Infinitron is aware of many other companies that are working towards real-time video. The following companies are presently working on real-time video: AT&T, MCI, Zing Technologies and Array Microsystems. Of these, Array Microsystems appears to be the most advanced. Array has developed the VIDEOFLOW real-time video compression technology. This newly developed technology was displayed at COMDEX in Las Vegas in November 1995. The demonstration, however, as witnessed by certain of Infinitron's management, appeared to be choppy and distorted. Transmission of Array's technology is through ISDN lines which are very expensive to install on a large scale basis. The panel of experts on video communications at the Las Vegas convention stated that the industry is unlikely to see real-time video over twisted pair telephone lines until after the year 2000. Contrary to that opinion, Infinitron plans to launch that capability in 1996.

     To the best of Infinitron's knowledge, the methodologies employed by its competitors are not similar to those of Infinitron. Therefore, similar products are not expected. However, certain of the other companies working towards real-time video have substantially more capital as well as research capabilities than Infinitron and there can be no assurance that one of them will not develop a technology superior to that of Infinitron.

Infinitron 1996 Incentive Stock Option Plan
- -------------------------------------------
     On February 6, 1996, the Board of Directors of Infinitron approved the adoption of a Incentive Stock Option Plan (the
"Plan").

Infinitron shareholder approval of the Plan was obtained on February 8, 1996.

     The Plan covers an aggregate of 650,000 shares of common stock. The Plan is administered by the Stock Option Committee which consists of two members, one of which must be a director. Options granted under the Plan will include both incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options. Under the terms of the Plan all officers, directors and employees may be eligible for ISOs. The Plan provides that no option may be granted at an exercise price less than the fair market value of the Common Stock of Infinitron on the date of the grant. Unless otherwise specified, the options expire ten years from the date of grant and may not be exercised during the initial six month period from the date of grant. As of May 30, 1996, no options have been granted pursuant to the Plan. However, it is anticipated that Options to purchase 250,000 shares will be granted to employees of Infinitron.

Licensing Agreement-Leggoons Trademark
- --------------------------------------
     The Company has entered into a Licensing Agreement, dated January 19, 1996 with Robert Tamsky, a current director and former employee of the Company. Pursuant to the terms of the Licensing Agreement, the Company grants to Mr. Tamsky effective January 1, 1996, the right to use the LEGGOONS trademark in connection with the design, production, marketing, sales and sublicensing of all clothing, wearing apparel and accessories bearing the "LEGGOONS" symbol (the "Product"). This right will continue until December 31, 1998 and may be extended thereafter each year for an additional year. In consideration for the license, Mr. Tamsky, according to the Licensing Agreement, shall pay to the Company a royalty of five percent (5%) of the net sales (gross sales less allowances, returns, samples and seconds) of the Product. This payment shall be based on monthly sales and shall be due thirty days after the end of each month. The Licensing Agreement provides that the Company will fulfill all its obligations for orders existing prior to the date of the Agreement. The collection of the royalty is the only apparel business the Company intends to engage in after such current orders and obligations are fulfilled. There is no minimum royalty. The ratification of this agreement will be voted on at the meeting. See, "Proposal 6-Approval of Licensing of Leggoons trademark to Robert Tamsky"

Sale of Leggoons Assets to President
- ------------------------------------
     There have been discussions between Infinitron and the Company's current President, James S. Clinton, regarding the purchase by Mr. Clinton, or a corporation controlled by Mr.
Clinton, of all the present assets of Leggoons, Inc. in exchange for the assumption of all the present liabilities of Leggoons, Inc.
On February 5, 1996, Mr Clinton presented a written proposal to
Infinitron wherein he stated that he was offering to purchase all the assets of the Company, prior to the Infinitron Transaction, in consideration for the assumption of all the liabilities of the Company, prior to the Infinitron Transaction. Mr. Clinton presented his proposal to Infinitron as the Stock Acquisition Agreement between the Company and Infinitron precludes such sale without the prior consent of the Infinitron.

     On March 15, 1996, Infinitron informed Mr. Clinton that it would not object to the sale. On March 15, 1996, Mr. Clinton presented his offer to the Company's board of directors and on March 18, 1996 the disinterested members of the board accepted the offer. According to the terms of the offer, Mr. Clinton formed a new company, called Leggoons, Inc. which will purchase all the assets of the Company outstanding at June 21, 1996 (approximately $482,374 in current assets and $344,774 in other assets at February 29, 1996) for the consideration of the assumption of all liabilities of the Company on such date (approximately $1,901,416 at February 29, 1996). The assets to be purchased by Mr. Clinton include the "Leggoons" trademark as well the Licensing Agreement between the Company and Mr. Tamsky.

     It is anticipated that the sale of assets will close on June __, 1996. As a requirement for the closing, the Company's legal counsel must provide an opinion which states that the current creditors of the Company have no legal right to bring an action against Infinitron, Inc. for any liability incurred by the Company prior to the sale of assets. In addition, the opinion will state that as the sale of assets was for the benefit of creditors' shareholder approval was not required prior to the consummation of the sale.

     The ratification of the sale of all the assets of the Company immediately will be voted on at the annual meeting and the affirmative vote of two-thirds of the shares entitled to vote thereon is required to approve the transaction. Management intends to vote in favor of this proposal. Management anticipates that Jasper Brouwer will also vote in favor of the ratification of the sale and that therefore the proposal will pass.

     Any shareholder who shall not have voted in favor of the sale of all the assets of the Company and who at or prior to the meeting shall file with the Company written objection thereto may, within twenty days after the vote was taken, make written demand on the Company for the payment to him of the fair value of his shares as of the day prior to the date on which the vote was taken authorizing the sale. See, Proposal 7, "Dissenting Shareholder Rights"

Conflict of Interest
- --------------------
     A conflict of interest may arise as Mr. Clinton is the only member of the board of directors who will retain his position after the transaction with Infinitron is consummated and Mr. Clinton holds a majority of the outstanding stock of the Company, prior to the Infinitron Transaction. Mr. Clinton had no prior affiliation with Infinitron. Contemporaneous with the closing of the Infinitron

Transaction, Mr. Clinton will be granted a five year option to purchase up to 100,000 shares of common stock of Infinitron, Inc on the same terms and conditions as options which may be granted to the Advisory Board, at a price not more than $5.00. Mr. Clinton is retaining his position on the board of directors in order to continue to protect the rights of the Company's current shareholders. All of these facts were taken into account by the board of directors in reaching its unanimous decision to issue the shares to Infinitron.

      NO SHAREHOLDER VOTE REQUIRED ON INFINITRON TRANSACTION

     The applicable law provides that the issuance of the Company's shares to Infinitron does not require the approval of the stockholders of the Company. As such, any vote for approval would pass upon the vote of a majority of stockholders (which management controls) and any dissenting stockholders would have no dissenting shareholder rights. In concluding not to submit the transaction to a shareholder vote, management considered that any stockholder who disapproves of the transaction can sell his/her shares in the public market. Therefore, this matter is not being submitted to a vote of security holders and management of the Company is not soliciting shareholders to approve the proposed Infinitron
Transaction.   The Company's Board of Directors will pass on the
proposed Infinitron Transaction and the issuance of 4,797,500 shares (post reverse stock split) to Infinitron Investments International, Inc. As part of the transaction it is contemplated Infinitron will distribute the 4,797,500 shares (post reverse stock split) to its shareholders (4,523,500 shares) and certain holders of its convertible notes (274,000 shares). Shareholders of the Company will, however, be asked to approve the Company's assumption of Infinitron's Incentive Stock Option Plan upon closing of the Infinitron Transaction.


                            PROPOSAL 1
                            ----------
                       ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of five members. The Company's Bylaws provide that directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. As part of a Stock Acquisition Agreement with Infinitron Investments International, Inc. dated September 5, 1995 ("Stock Acquisition Agreement") whereby control of the Company will change upon closing of that Agreement, the Company's current board of directors will resign with the exception of James S. Clinton and Infinitron's nominees would fill the remaining positions. See "INFINITRON TRANSACTION" above.

     In the absence of instructions to the contrary, the proxies solicited by the Board of Directors will be voted in favor of the election of the three nominees listed below, one of whom is a member of the present Board of Directors. If any nominee shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substituted nominee who will be designated by the Board of Directors.

     The following table sets forth the name and certain other information about the nominees for directors of the Company:

Name, Principal Occupations
During Last Five Years and                             Director
  Current Directorships                 Age             Since
- --------------------------              ---            --------
James S. Clinton, Chief Executive        55              1983
Officer and President of the Company
since 1983.  Director of Eselco,
Inc., an investor owned electric
utility.  Mr. Clinton will resign
as Chief Executive Officer and
President effective upon closing
of the Infinitron Transaction.

Benjamin A. Moglin, Chief                25                N/A
Executive Officer and President
of Infinitron Research
International, Inc. since 1994.
Sales representative of Sandoz
Pharmaceuticals from 1992 to
1994.

Robert G. Crompton, stock broker/        69                N/A
since 1953.  President and Director
of HMC Healthguard Marketing
since 1990. Director of McDermid,
St Lawrence Securities, Ltd.
between 1986 and 1990.

Additional Information on Nominees for Director
     Mr. Benjamin A. Moglin has been the President and Chief Executive Officer of Infinitron Research International, Inc. since 1994. At the same time, Mr. Moglin also acted as a sales representative for Sandoz Pharmaceuticals from 1992 to 1994. He was awarded an Associate of Applied Sciences in Marketing and Management from North Dakota State University in 1990; an Associate of Applied Sciences in Computer Sciences from the University of Minnesota in 1991; and a Bachelor of University Studies in Business Psychology from the University of Minnesota in 1992.

     Mr. Robert G. Crompton has been a stock broker and businessman since 1953. Mr. Crompton was awarded a Bachelor of Arts Degree in Commerce from the University of British Columbia in 1950. From
1986 to 1990 Mr. Crompton was employed as president and director of McDermid, St. Lawrence securities, Ltd. Since 1990 Mr. Crompton has been president and a director of HMC Healthguard Marketing, Inc., a company listed on the Vancouver Stock Exchange. Mr. Crompton, since 1990, has held the positions of President and Director of Water U.S.A., an inactive corporation 96% owned by HMC Healthguard.

           SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table shows, as of April 8, 1996, certain information with respect to Leggoons, Inc. Common Stock beneficially owned by directors and executive officers of the Company. The holdings listed are stated in pre-reverse stock split amounts. Unless otherwise noted, all shares are owned directly or indirectly with sole voting and investment power.

    Name of              Amount and Nature of          Percent of
Beneficial Owner         Beneficial Ownership1            Class
- ----------------         ---------------------         ----------
James S. Clinton2             1,416,000                   50.8%
Larry D. Langston3              266,000                    9.6%
Robert S. Tamsky3                90,000                    3.2%
Steven D. Walters3                3,000                     -0-
Richard Giannotti3                1,000                     -0-
All Directors and
Officers as a Group           1,776,000                   63.7%
____________________

1 Shares reported include shares owned by spouses of officers and directors. No options to acquire any Leggoons, Inc. common stock from the Company are owned by any officer or director. At the closing of the Infinitron Transaction, Mr. Clinton will be granted a five year option to purchase up to 100,000 shares of common stock of Infinitron, Inc.

2 Includes shares held by a family trust for which Mr. Clinton acts as trustee. Does not include 20,000 shares held by two of Mr. Clinton's adult children.

3 Currently, directors and officers of the Company. Except for Mr. Clinton, they are to resign effective with closing of the Stock Purchase Agreement with Infinitron Investments
     International, Inc.

Board Meetings and Committees

     During the fiscal year ended August 31, 1995, there were two meetings of the Board of Directors, all directors were present at both meetings. All other business of the Board was conducted by written unanimous consent as provided for in the Bylaws. The Company's Board of Directors currently has no Audit Committee nor Compensation Committee.

     The entire Board of Directors serves as the Nominating
Committee. There is no mechanism in place by which a shareholder may submit a name to the board to be considered for a director's position.

     Each of the non-employee directors of the Company receives
$5,000 annual compensation for serving on the Board of Directors.


          SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 8, 1996, the beneficial ownership of the Company's Common Stock by each person who is known by the Company to own beneficially more than 5% of the issued and outstanding shares of the Company's Common Stock. The holdings listed are stated in pre-reverse stock split amounts.


Name and Address of      Amount and Nature of          Percent of
 Beneficial Owner        Beneficial Ownership             Class
- ------------------       -------------------           ----------
James S. Clinton              1,416,0001,2                50.8%
30 Ginger Cove Road
Valley, NE  68064

Larry D. Langston               266,0001                  9.6%
301 W. Saint John
Vandalia, MO  63382

____________________

1 On January 24, 1996 Mr. Langston entered into an Option Agreement with Steven Walters, the Chief Financial Officer of the Company which grants Mr. Walters an option to purchase 261,500 of Mr. Langston's shares. The option price is $100,000, the option may not be exercised prior to November 23, 1996 and expires on July 24, 1997. Mr. Walters, in turn, has assigned the right to purchase 130,750 of such shares to the Claude E. Clinton Family Trust for which Mr. Clinton, the current President of the Company, acts as Trustee (Mr. Clinton is not the beneficiary of the trust but has the right to vote the shares) in consideration of $50,000 cash and a loan to Mr. Walters in the amount of $50,000. It is anticipated that the option will be exercised immediately after November 23, 1996 so long as the then market price of the stock is higher than the option price.

2 Does not include option to purchase 100,000 shares of common stock of Infinitron, Inc. to be granted to Mr. Clinton at closing of Infinitron Transaction.

         COMPLIANCE WITH SECTION 16 REPORTING OBLIGATIONS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's common stock with the Securities and Exchange Commission. The Company is unaware that any required reports were not timely filed.


                      EXECUTIVE COMPENSATION


                       Summary Compensation

                                         Long-term Compensation
                                         ----------------------
                                            Awards       Payouts
                                         ----------     --------
                AnnualCompensation                                   Other
Name and        ------------------    Restricted   Options/  Lttp    Compen-
Principal   Year  Salary Bonus  Other    Stock      SARS    Payouts   sation
Position           ($)   ($)     ($)      ($)        (#)     ($)       ($)
            ----  ------ -----  -----   -------    ------  --------   -------
James S.
Clinton,   1995  17,631  -0-     -0-      -0-        -0-      -0-       -0-
 President 1994  38,200  -0-     -0-      -0-        -0-      -0-       -0-
 and Chief 1993    -0-   -0-     -0-      -0-        -0-      -0-       -0-
 Executive
 Officer

     In accordance with SEC Rules, amounts of Other Annual
Compensation and All Other Compensation are excluded for the 1992 fiscal year. Perquisites and other personal benefits are omitted because they do not exceed either $50,000 or 10% of the total of annual salary and bonus for the named executive officer.

Employee Benefit Plans

     The Company currently does not have any pension, profit-sharing or other long-term incentive compensation plans.

Stock Options

     The Company currently does not have any employee or director stock option plans. However, Infinitron recently informed the Company that as of February 6, 1996 it adopted an Incentive Stock Option Plan. Pursuant to the Stock Acquisition Agreement, the plan will be assumed by the Company and become the stock option plan of the Company as of the date of the closing of the Infinitron Transaction. See, Infinitron Incentive Stock Option Plan.

                   TRANSACTIONS WITH MANAGEMENT

     The salient details of certain transactions which occurred between the Company and its officers and directors are set forth below. With respect to each such transaction, the Company believes that the terms of each transaction were approximately as favorable to the Company as could have been obtained from an unrelated third party.

     In July, 1994, the Company entered into a line of credit agreement providing for maximum borrowings of $365,000 at an interest rate of 2% above prime with Mr. James Clinton. At year end the balance of these borrowings was $365,000. At August 31, 1995 the balance was $467,000.

     In January, 1995, the Company authorized the issuance of 140,000 shares of restricted common stock to James Clinton. At such time, Mr. Clinton was the President and a member of the Board of Directors of the Company. Such issuance was in consideration of the forgiveness by Mr. Clinton of $140,000 in debt owed by the Company to Mr. Clinton. The Board of Directors of the Company, by unanimous written consent, deemed the issuance of such shares to be fair and equitable in view of the book value and market value of the Company's common stock.

     It is anticipated that, contemporaneous with the closing of the Infinitron Transaction, Mr. Clinton will be granted a five year option to purchase up to 100,000 shares of common stock of Infinitron, Inc on the same terms and conditions as options which may be granted to the Advisory Board, at a price not more than $5.00.

     The Company and its President, James Clinton, have engaged in discussions concerning the sale of present assets of the Company to Mr. Clinton. See, Sale of Leggoons Assets to President for details.


                            PROPOSAL 2

        AMENDMENT TO ARTICLES OF INCORPORATION AUTHORIZING
                  NAME CHANGE TO INFINITRON, INC.

     As part of the agreement with Infinitron Investments International, Inc. the Company has agreed to change its name to Infinitron, Inc. See "INFINITRON TRANSACTION" above. The Board of Directors recommends a yes vote, and members of management have indicated they will vote in favor of this issue which requires a majority vote. As management holds a majority of shares in the Company, it is anticipated that this proposal will pass despite any opposition from other shareholders.
                                     18

                            PROPOSAL 3

             AMENDMENT TO ARTICLES OF INCORPORATION TO
       INCREASE AUTHORIZED COMMON STOCK TO 50,000,000 SHARES

     The Company also seeks to increase the authorized common stock of the Company from 10,000,000 to 50,000,000 shares. This amendment is proposed in order to permit the Company to have more flexibility in issuing shares in the future without incurring the cost of another vote of the stockholders. If Proposals 3 and 5 pass, the Company will have, after the Infinitron Transaction but prior to the Regulation S and Regulation D offering, 44,868,600 shares authorized but not issued. The effect on shareholders will be that their interest in the Company may be further diluted to the extent that additional shares are issued, especially at a price less than that paid by current shareholders. The increase will also afford the Company with anti-takeover protection as the Board of Directors will have the ability to issue controlling shares without requiring the Company to repurchase shares from its stockholders. This action could be taken without shareholder approval thereby precluding stockholders from participating in a takeover. The Board of Directors recommends a yes vote, and members of management have indicated they will vote in favor of this issue which requires a majority vote. As management holds a majority of shares in the Company, it is anticipated that this proposal will pass despite any opposition from other shareholders.


                            PROPOSAL 4

       RESOLUTION TO AMEND THE COMPANY'S BYLAWS TO DECREASE
  THE MINIMUM NUMBER OF SEATS ON THE BOARD OF DIRECTORS TO THREE

     As part of the agreement with Infinitron Investments International, Inc., the existing directors of the Company, exclusive of James Clinton, have agreed to resign upon consummation of the Infinitron Transaction. The Company has further agreed that (subject to shareholder approval) the Board of Directors would subsequently consist of James Clinton, Benjamin Moglin and Robert Crompton. See "Proposal 1" above. Pursuant to the Company's Bylaws, the number of directors constituting the whole Board of Directors of the Company is five. Such number may only be decreased pursuant to a vote of the shareholders of the Company.

     If this Proposal is approved by the Shareholders, the Company's Bylaws will be amended in Article II, Section 2 to read as follows: "The minimum number of Directors is three."

     The purpose of reducing the number of directors from five to three is to insure that the Company always operates with a complete board. Requiring only three directors appears to be more economical as well as practical for the Company. It is the present intent

 Of the Board of Directors to require only three directors. However, the proposed amendment only provides for a minimum of three directors, the board may increase the number at any time it deems appropriate for the successful operation of the Company. The Board of Directors recommends a "yes" vote, and members of management have indicated they will vote in favor of this issue which requires a majority vote. As management holds a majority of shares in the Company, it is anticipated that this proposal will pass despite any opposition from other shareholders.


                            PROPOSAL 5

       RESOLUTION TO REDUCE OUTSTANDING COMMON STOCK OF THE
              COMPANY BY A REVERSE ONE-FOR-TEN SPLIT

     On May 24, 1996 the Board of Directors by resolution authorized the submission to the Company's shareholders of a proposal for a reverse stock split pursuant to which one share of stock will be issued for each ten shares previously outstanding. Currently, 2,787,000 shares are outstanding. If the 1 for 10 reverse stock split is accomplished, 278,700 shares will be outstanding before completion of the Infinitron transaction ("Infinitron Transaction") and 5,076,200 after completion thereof, assuming it is completed. If the proposal is adopted, prior to the Infinitron Transaction, each shareholder's percentage share of the Company and its outstanding shares of common stock will be the same as they were prior to the adoption except for minor differences in the instances of fractional shares. In the event fractional shares result from the proposed reverse split, the Company will round up or down to the nearest number. Shareholders who have fractional shares rounded down will not receive any form of compensation in connection with such rounding down.

     The Company presently is authorized under its Articles of Incorporation to issue 10,000,000 shares of common stock and is proposing to increase such authorization to 50,000,000 shares of common stock (Proposal 2 above). Authorized common stock is not affected by adoption of Proposal 5. If Proposals 2 and 5 are adopted, the issued common stock will represent approximately 10% of the Company's authorized common stock whereas it currently represents approximately 27.9% of authorized common stock.

     Management estimates that it will cost approximately $5,000 in the aggregate to accomplish the exchange of one share for each ten shares previously issued.

     The Board of Directors is recommending the adoption of the reverse stock split resolution for the following reasons:

     1. According to available market information, as of May 28, 1996, the shares of common stock of the Company were traded by 8 market makers. The bid was $15/32 and the ask was $9/16 as reported by the NASDAQ Bulletin Board. Management believes that if the 1 for 10 reverse stock split were effected it could result in the common stock trading at higher prices and it would be more acceptable to stock brokerage firms which have historically required higher priced securities to execute trades for customer accounts. The Company's common stock is subject to the so-called "Penny Stock Rules" under the Securities Exchange Act of 1934 and as such is subject to substantial suitability clearance requirements prior to completion of solicited customer orders to purchase such shares by stock brokerage firms. Even if the shareholders approve this proposal, however, the Company's common stock may continue to be subject to the "Penny Stock Rules."

     2. The present public float of the Company's common stock is approximately 900,000 shares. It is management's position that this number of shares may be large in relationship to the Company's assets and history of operating losses, and constitutes a hindrance in attracting a greater number of broker-dealers to trade shares of the Company.

     3. Further, to provide more market visibility for its common stock, the Company would seek inclusion of the common stock on the NASDAQ Small Cap System which requires, among other things, an initial bid price of $3.00 per share. The proposed reverse split is not expected to cause the stock to meet all the NASDAQ Small Cap criteria in the foreseeable future and there is no assurance the Company's shares will ever so qualify. The Company has plans to make application for inclusion of the Company's common stock on NASDAQ in the foreseeable future depending upon its ability to meet all inclusion criteria, which include requirements to have a minimum of $4 million in total assets and $2 million in capital and surplus.

     There were approximately 375 shareholders of record of the Company as of April 8, 1996. If this resolution is adopted, it is expected there will be no significant change in the number of its shareholders. The Company has no plans for the cancellation or purchase of its shares from individuals holding a nominal number of such shares after the proposed reverse stock split is effected and has no present intention to take the Company private through this
proposed reverse stock split or otherwise.   The Company has plans
for the issuance of shares of its common stock in addition to the 4,797,500 shares contemplated in the Infinitron Transaction. It is contemplated that either at the closing of the Infinitron Transaction or prior thereto, the Company will issue up to 1,200,000 additional shares (post reverse split) of common stock pursuant to Regulation S to Canadian citizens and pursuant to Regulation D to U.S. citizens who are accredited investors. Such additional shares shall be issued at no less than $2.50 per share (U.S. dollars) or further consideration acceptable to the Board of Directors. The issuance of such stock will dilute the present shareholders voting rights.

     It is possible that adoption of Proposal 5 will result in the Company's common stock trading at substantially less than 5 times the current price of the common stock, thus reducing the market value of the outstanding shares.

     If this proposal is adopted, the Company does not intend to require shareholders to exchange their stock certificates representing pre-split shares for reissuance of new stock certificates representing post-split shares. The Company merely intends to notify the Company's transfer agent and its shareholders of record by letter of the effective date of reverse stock split and the adjustment to the number of shares represented by certificates issued prior to that date.
     With respect to Proposal 5 to effect a reverse split of all of the outstanding shares of the Company on a one for ten basis, the affirmative vote of a majority of the shares entitled to vote thereon is required. As management holds a majority of shares in the Company and intends to vote in favor of this proposal, it is anticipated that the proposal will pass despite any opposition from other shareholders.

     Should Proposal 5 be approved and Proposal 3 not be approved, the number of outstanding shares of common stock would be reduced to 278,700 shares; however, the number of authorized shares of common stock would remain 10,000,000. Thus, outstanding shares would represent approximately .02% of authorized common stock before the Infinitron Transaction and 50% after the Infinitron Transaction instead of 1.1% and 10%, respectively, if both Proposals 3 and 5 are approved.

                            PROPOSAL 6

 RESOLUTION TO APPROVE THE LICENSING OF THE LEGGOONS TRADEMARK TO
                           ROBERT TAMSKY

      The Company has negotiated a Licensing Agreement with Robert Tamsky, a current director and former employee of the Company. Pursuant to the terms of the Licensing Agreement, the Company will grant to Mr. Tamsky effective January 1, 1996, the right to use the LEGGOONS trademark in connection with the design, production, marketing, sales and sublicensing of all clothing, wearing apparel and accessories bearing the "LEGGOONS" symbol (the "Product"). This right will continue until December 31, 1998 and may be extended thereafter each year for an additional year. In consideration for the license, Mr. Tamsky, according to the Licensing Agreement, shall pay to the Company a royalty of five percent (5%) of the net sales (gross sales less allowances, returns, seconds and samples) of the Product. This payment shall be based on monthly sales and shall be due thirty days after the end of each month. The Licensing Agreement provides that the Company will fulfill all its obligations for orders existing prior to the date of the Agreement. The collection of the royalty is the only apparel business the Company intends to engage in after such order and obligations are fulfilled. There is no minimum royalty.

      The Company has not obtained a fairness opinion for this transaction or any independent appraisal. It is the opinion of management that the royalty being paid by Mr. Tamsky is substantially similar to that which might have been obtained from an independent third party. Management of the Company believes that the licensing of the Leggoons trademark is in the best interest of the Company as upon the consummation of the Infinitron transaction and the election of the new directors provided in Proposal One, the focus of management's attention will be on the expansion of Infinitron's technology. By licensing the trademark the Company is assured of receiving future revenue from apparel sales without having to devote daily attention to such operations.

      With respect to Proposal 6 to approve the licensing of the LEGGOONS trademark to Robert Tamsky, the affirmative vote of a majority of the shares entitled to vote thereon is required. management recommends a "yes" vote. As management holds a majority of shares in the Company and intends to vote in favor of this proposal, it is anticipated that the proposal will pass despite any opposition from other shareholders.


                            PROPOSAL 7

 TO RATIFY THE SALE OF ALL THE ASSETS OF THE COMPANY TO A COMPANY
        CONTROLLED BY THE CURRENT PRESIDENT OF THE COMPANY


      On February 5, 1996, James S. Clinton, current president of the Company presented a written proposal to Infinitron wherein he stated that he was offering to purchase all the assets of the Company, prior to the Infinitron Transaction in consideration of the assumption of all the liabilities of the Company, prior to the Infinitron Transaction. Mr. Clinton presented his proposal to Infinitron as the Stock Acquisition Agreement between the Company and Infinitron precludes such sale without the prior consent of the Infinitron.

      On March 15, 1996, Infinitron informed Mr. Clinton that it would not object to the sale. On March 15, 1996, Mr. Clinton presented his offer to the Company's board of directors and on March 18, 1996 the disinterested members of the board accepted the offer. According to the terms of the offer, Mr. Clinton formed a new company, called Leggoons Corporation, a Nebraska corporation, which will purchase all the assets of the Company outstanding as of the date of the closing of the sale (approximately $482,374 in current assets and $344,774 in other assets at February 29, 1996) for the consideration of the assumption of all liabilities on such date (approximately $1,901,416 at February 29, 1996). The assets to be purchased by Mr. Clinton include the "Leggoons" trademark as well the Licensing Agreement between the Company and Mr. Tamsky.

      It is anticipated that the sale of assets will close on June __, 1996. As a requirement for the closing, the Company's legal counsel must provide an opinion which states that the current creditors of the Company have no legal right to bring an action against Infinitron, Inc. for any liability incurred by the Company prior to the sale of assets. In addition, the opinion will state that as the sale of assets was for the benefit of creditors' shareholder approval was not required prior to the consummation of the sale.

      The Company has not obtained a fairness opinion for this transaction or any independent appraisal. It is the opinion of management that the consideration being paid by Mr. Clinton is substantially similar to that which might have been obtained from an independent third party. Management of the Company believes that the sale of the present assets of Leggoons in consideration for the present liabilities of Leggoons is in the best interest of the Company as upon the consummation of the Infinitron Transaction and the election of the new directors provided in Proposal One, the focus of management's attention will be on the expansion of Infinitron's technology and not on the apparel operations.

      In the exercise of abundant caution, the Company decided to seek ratification of the transfer of assets to Leggoons Corporation. Proposal 7, to ratify the sale of all the assets of the Company is expected to occur immediately prior to the Infinitron Transaction. The affirmative vote of two-thirds of the shares entitled to vote thereon is required for this proposal. Management intends to vote in favor of this proposal and recommends a "yes" vote. In addition, Management has been advised that Jasper Brouwer, holder of ________ shares of common stock of the Company, intends to vote in favor of the Proposal in which case the Proposal will pass.

Dissenting Shareholder Rights.
- -----------------------------
      Any shareholder who intends to vote against this proposal may
exercise   dissenting  shareholder  rights  under   the   following
provisions of Missouri Corporation Act:

      Any shareholder who shall not have voted in favor of the sale of all the assets of the Company and who at or prior to the meeting at which said sale or exchange is submitted to a vote shall file with the corporation written objection thereto may, within twenty days after the vote was taken, make written demand on the corporation for the payment to him of the fair value of his shares as of the day prior to the date on which the vote was taken authorizing  the  sale  or exchange. Such demand  shall  state  the number and class of the shares owned by such dissenting shareholder. Any shareholder failing to make demand within the twenty-day period shall be conclusively presumed to have consented to the sale or exchange and shall be bound by the terms thereof.

    If, within thirty days after the date on which such vote was taken, the value of such shares is agreed upon between the dissenting shareholder and the Company, the Company shall make payment of the agreed value within ninety days after the date on which the vote was taken authorizing the sale or exchange, upon the surrender of his certificate or certificates representing said shares. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares or in the Company.

    If within such period of thirty days the shareholder and the Company do not so agree, then the dissenting shareholder may, within sixty days after the expiration of the thirty-day period, file a petition in any court of competent jurisdiction within the county in which the registered office of the Company is situated asking for a finding and determination of the fair value of such shares, and shall be entitled to judgment against the Company for the amount of such fair value as of the day prior to the date on which such vote was taken, together with interest thereon to the date of such judgment. The judgment shall be payable only upon and simultaneously with the surrender to the corporation of the certificate or certificates representing said shares. Upon the payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares or in the Company. Unless the dissenting shareholder shall file such petition within the time herein limited, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the sale or exchange and shall be bound by the terms thereof.

   The rights of a dissenting shareholder to be paid the fair value of his shares as herein provided shall cease if and when the Company shall abandon the sale or exchange or the shareholders shall revoke the authority to make such sale or exchange.


                            PROPOSAL 8

      TO APPROVE THE ASSUMPTION OF THE INFINITRON INVESTMENTS
          INTERNATIONAL, INC INCENTIVE STOCK OPTION PLAN

      Infinitron recently informed the Company that as of February 6, 1996 it adopted an Incentive Stock Option Plan (the "Plan").
Pursuant to the Stock Acquisition Agreement, the Plan will be assumed by the Company and become the stock option plan of the Company as of the date of the closing of the Infinitron Transaction.

      The Plan covers an aggregate of 650,000 shares of common stock. The Plan is administered by the Stock Option Committee. Options granted under the Plan will include both incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options. Under the terms of the Plan all officers, directors and employees may be eligible for ISOs. The Plan provides that no option may be granted at an exercise price less than the fair market value of the
Common Stock of Infinitron on the date of the grant. Unless otherwise specified, the options expire ten years from the date of grant and may not be exercised during the initial six month period from the date of grant. As of May 30, 1996, no options have been granted pursuant to the Plan. However, it is anticipated that Options to purchase 250,000 shares will be granted to employees of Infinitron.

      With respect to Proposal 7 to approve the assumption of the Infinitron Incentive Stock Option Plan, the affirmative vote of a majority of the shares entitled to vote thereon is required. Management recommends a "yes" vote. As management holds a majority of shares in the Company and intends to vote in favor of this proposal, it is anticipated that the proposal will pass despite any opposition from other shareholders.


                            PROPOSAL 9

TO APPROVE THE CHANGE IN THE STATE OF INCORPORATION FOR THE COMPANY
                     FROM MISSOURI TO COLORADO

      Management of the Company has concluded that following the consummation of the transactions contemplated in this proxy, it would be in the best interests of the Company and its shareholders to reincorporate in the state of Colorado. The Company is presently a Missouri corporation. Once the Licensing Agreement has been ratified and the sale of assets completed, the Company will cease to have any operations within the state of Missouri. Legal counsel for the Company along with a substantial number of its current (pre-Infinitron Transaction) shareholders reside in the state of Colorado. In addition, the Company anticipates opening an office in Colorado. The most significant difference between Missouri corporation law and Colorado is that Colorado allows the bylaws to be amended without shareholder approval. Management believes this flexibility would be beneficial to the Company and its shareholders. The reincorporation will be achieved through the merger of the Company into a wholly owned subsidiary incorporated in the state of Colorado.

      With respect to Proposal 9 to approve the change in the state of incorporation for the Company from Missouri to Colorado, the affirmative vote of two thirds of the shares entitled to vote thereon is required. Management intends to vote in favor of this proposal.
                            PROPOSAL 10

   RATIFICATION OF SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT
    ACCOUNTING FIRM FOR THE COMPANY FOR THE CURRENT FISCAL YEAR


      BDO Seidman, LLP issued the report for the Company's audited financial statements for the fiscal year ended August 31, 1995. The

Board  of  Directors has approved a resolution to  retain  BDO
Seidman, LLP as the Company's independent accounting firm for the current fiscal year. A representative of BDO Seidman, LLP will be present at the Annual meeting.


      With respect to Proposal 10 to ratify the selection of BDO Seidman, LLP as the Company's independent accounting firm for the current fiscal year, the affirmative vote of a majority of the shares entitled to vote thereon is required. As management holds a majority of shares in the Company and intends to vote in favor of this proposal, it is anticipated that the proposal will pass despite any opposition from other shareholders.

                          OTHER BUSINESS

      The management of the Company knows of no other matters to come before the meeting. However, if any matter requiring a vote of the Stockholders should arise, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

             PRINCIPAL SECURITY HOLDERS OF THE COMPANY
                 AFTER THE INFINITRON TRANSACTION

      Listed below are the names and addresses of all persons expected to hold 5% or more of the shares of the Company following completion of the proposed Infinitron Transaction.

     Name and Address                         Percentage Ownership
     ----------------                         --------------------
     Randall Currey                                    6.9%
     #203 - 283 Davie Street
     Vancouver, B.C.  V6B 5C6

     Jim Thiede                                        7.8%
     #203 - 283 Davie Street
     Vancouver, B.C.  V6B 5C6

     Robert Schroeder                                  5.9%
     428 - West 58th Avenue
     Vancouver, B.C.  V5X 1V5

     Benjamin A. Moglin                                36.6%1
     #203 - 283 Davie Street
     Vancouver, B.C.  V6B 5C6


Does not include shares the directors (to be elected at the anual meeting) intend to purchase in the offering of 1.2 million shares of the company's common stock pursuant to Regulations S AND D.




                        RECENT DEVELOPMENTS

      Effective January 19, 1996, the Company adopted a plan to discontinue the designing, selling, manufacturing and distribution of its apparel products as a result of entering into the Licensing Agreement with Robert Tamsky. As part of such plan, the Company expects to discontinue production by May 31, 1996 and liquidate the assets during the next six to twelve months following the end of production. The pro forma financial statements included with these proxy materials reflects a write-down of the Company's assets to their estimated net realizable values and to accrue for operating losses through the anticipated phase-out period.


                  INDEPENDENT PUBLIC ACCOUNTANTS

      The Company's financial statements for the fiscal year ended August 31, 1995 were audited by BDO Seidman, LLP. The Board of Directors has approved a resolution to retain BDO Seidman, LLP as the Company's auditor for the current fiscal year. A representative of BDO Seidman, LLP will be present at the Annual meeting.

     In September 1995 the Company's former accountant's, KMPG Peat Marwick, LLP, declined to stand for re-election. The Company thereafter engaged BDO Seidman, LLP as its certified public accountant. KMPG Peat Marwick's report on the financial statements for the fiscal year ended August 31, 1994 contains a going concern qualification but otherwise does not contain any adverse opinion or a disclaimer of opinion. The decision to change accountants was approved by the Company's Board of Directors. There were no disagreements with KMPG Peat Marwick, LLP during the Company's two most recent fiscal year's or any interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


                       FINANCIAL STATEMENTS

      The  audited financial statement for the fiscal  years  ended
August  31, 1995 and August 31, 1994 are incorporated by  reference to  the  Amended Form 10-K/A for the fiscal year ended  August  31,
1995 filed with the Securities and Exchange Commission on June  __,
1996.   The unaudited financial statements for the Company for  the period ended November 30, 1995 are incorporated by reference to the Amended Form 10-QSB/A for such period filed by the Company with the Securities and Exchange Commission on June __, 1996. The unaudited financial statements for the Company for the period ended February
29,  1996
are incorporated by reference to Form 10-QSB for the period ended February 29, 1996 filed with the Commission on or about April 16, 1996.

      Attached  are  audited  financial  statements  of  Infinitron
Research  International, Inc. at May 31, 1995  stated  in  Canadian dollars.
Attached  are  the  unaudited  combined  financial  statements   of
Infinitron Investments International, Inc. for the three months ended August 31, 1995 stated in U.S. dollars.


     Attached are pro forma financial statements of the Company and Infinitron all stated in U.S. dollars.

                DOCUMENTS INCORPORATED BY REFERENCE

      The information contained in the Amended Form 10-K/A for the Company for the fiscal year ended August 31, 1995 including the financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operation, to be filed with the Securities an Exchange Commission on June ___, 1996 are hereby incorporated by reference. A copy of the Amended Form 10-K/A to be filed with the Commission is included with these proxy materials.

                                           (\files\leggoon\proxy.7)

ADDENDUM TO STOCK ACQUISITION AGREEMENT

                               OF

                       SEPTEMBER 5, 1995



       WHEREAS,   Leggoons,  Inc.  ("Leggoons")  and Infinitron Investments
International, Inc. ("Infinitron") entered into a Stock Acquisition Agreement of September 5, 1995 (the "Agreement"), and

       WHEREAS, Leggoons and Infinitron wish to amend said Agreement.

       THEREFORE, in consideration for the promises set forth

       IT IS AGREED as follows:

      1. Provided that the proxy statement of Leggoons, Inc. presently filed with the Securities and Exchange Commission ("SEC") with amendments thereto, is cleared within the time period contemplated by this addendum or if the Agreement is terminated as contemplated by section 6 of this addendum, Infinitron disavows and/or disclaims all claims and/or allegations set forth in its letter of April 16, 1996 and will proceed to reasonably complete the transactions contemplated by the Agreement and any additional amendments set forth herein.

      2. Leggoons will use its best efforts to obtain clearance by the Securities and Exchange Commission ("SEC") of its proxy statement by July 22, 1996, and Leggoons will obtain all other required approvals to the Agreement and the transactions contemplated by it and will complete such transactions with Infinitron by August 5, 1996.

     3. Infinitron will use its best efforts to fully cooperate with Leggoons in obtaining clearance by the SEC of Leggoons' proxy statement, including prompt submission of all reasonable information and/or documents requested by the SEC.

      4. Leggoons will transfer all of its present assets and liabilities from the corporation to a third party assignee for the benefit of creditors prior to June 21, 1996 in order that no creditors or claimants of whatever nature, either present or future, will be able to make a successful claim against Leggoons for whatever reason. Leggoons will provide a legal option from Larry R. Demerath, Esq. that this has been accomplished on or before June 21, 1996 and that Leggoons is not under any resulting and/or remaining legal obligation for such assets and/or liabilities as a result of such transfer. Leggoons shall provide Infinitron continual updates on the progress of the transfer as referred to herein and of the progress in clearing the proxy statement with the SEC.

      5. James S. Clinton and the third party assignee referred to in section 4 will defend and hold harmless and indemnify Leggoons and Infinitron from any loss or damage that may arise out of the transactions contemplated by the Agreement by section 4 of this addendum.

      6. Absent further agreement, if all of the transactions contemplated by this agreement do not take place on or before the times indicated, the Agreement will without further action be terminated and will no longer be in force or effect.

      7. Provided Infinitron complies with the terms hereof, Leggoons will not seek legal or equitable remedies against Infinitron in the event that the Agreement is terminated as contemplated by section 6.

      8. Provided Leggoons complies with the terms hereof, Infinitron will not seek legal or equitable remedies against Leggoons in the event that the Agreement is terminated as contemplated by section 6.

       9. As a condition precedent to the completion of Agreement, Leggoons shall reduce the common stock of the corporation by a reverse one for ten split in lieu of the reverse split presently contemplated by Proposal 5 of the proxy statement.

      10. In all other respects the Agreement remains in force and effect.

      11. Notwithstanding the terms of the Agreement, the directors and officers of Leggoons after completion of the transactions contemplated will be nominated by Infinitron in its sole discretion.

     EXECUTED this 22nd day of May, 1996.

INFINITRON INVESTMENTS             LEGGOONS, INC.
  INTERNATIONAL, INC.


By/s/ Benjamin Moglin              By/s/ James S. Clinton

Title   President                  Title   President




                                    (\files\leggoon\addendum.agt)

                         LEGGOONS, INC.
                UNAUDITED PRO FORMA CONDENSED
                COMBINED FINANCIAL STATEMENTS



     The following unaudited pro forma condensed combined balance sheet as of February 29, 1996, and unaudited pro forma condensed combined statements of operations for the six months ended February 29, 1996, and for the year ended August 31, 1995, reflect the pro forma condensed combined balance sheet and the pro forma condensed combined statements of operations of Leggoons, Inc. (Leggoons or the Company) giving effect to the pro forma adjustments described herein as though the reverse stock split, the plan to discontinue the apparel operations, the extinguishment of certain liabilities, the sale of assets of the Company to a newly formed company controlled by the current president of the Company and the Infinitron Transaction had been consummated at February 29, 1996, for the pro forma condensed combined balance sheet and at September 1, 1994, for the pro forma condensed combined statements of operations. The unaudited pro forma condensed combined balance sheet combines Leggoons balance sheet and Infinitron's combined balance sheet as of February 29, 1996, and November 30, 1995, respectively, and the unaudited pro forma condensed combined statements of operations combine the results of operations of Leggoons and Infinitron for the fiscal years ended August 31, 1995, and May 31, 1995, and for the six month periods ended February 29, 1996, and November 30, 1995, respectively. The unaudited pro forma combined balance sheet data for Infinitron has been prepared in conformity with U.S. generally accepted accounting principles and is comprised of the combined Infinitron Investments International, Inc. and Infinitron Research International, Inc. unaudited balance sheets as of November 30, 1995, and the unaudited pro forma combined statements of operations data for Infinitron has been prepared in conformity with U.S. generally accepted accounting principles and is comprised of the combined Infinitron Investments International, Inc. and Infinitron Research International, Inc. unaudited statements of operations for the fiscal year ended May 31, 1995, and the six month period ended November 30, 1995. The unaudited pro forma condensed combined statements of operations data for the periods ended August 31, 1995, and February 29, 1996, do not reflect operational results of Infinitron after May 31, 1995, and November 30, 1995, respectively. The unaudited pro forma condensed combined balance sheet does not reflect activities, other than certain equity transactions, of Infinitron after November 30, 1995. The unaudited pro forma condensed combined financial statements should be read in connection with the notes thereto and with the historical financial statements of Leggoons, together with the related notes thereto, included elsewhere herein, as well as the historical financial statements of Infinitron, together with the related notes thereto, included elsewhere herein. The unaudited pro forma condensed combined statements of operations are not necessarily indicative of operating results that would have been achieved had the Infinitron Transaction, the discontinuance of the apparel operations and the sale of assets of the Company to a newly formed company controlled by the current president of the Company actually been consummated as of the assumed date (i.e, September 1, 1994) and should not be construed as indicative of future operations.

     Under the terms of the Stock Acquisition Agreement, the Company is to acquire all of the outstanding shares of common stock of Infinitron for 4,797,500 post-reverse split shares of ommon stock of the Company. Upon completing this transaction, the stockholders of Infinitron will control approximately 95% of the outstanding shares of common stock of the Company.

     Under the proposed terms of the sale of assets of the Company to a newly formed company controlled by the current president of the Company the present assets of the Company would be exchanged for the assumption of all the present liabilities of the Company.

"LEGGOONS, INC."
          PRO FORMA CONDENSED COMBINED BALANCE SHEET
                      "FEBRUARY 29, 1996"
                        (Unaudited US $)

                                                                Leggoons
                         Infinitron                             Accounts
            Infinitron     Equity       Infinitron    Leggoons     Payable
             11/30/95    Transactions    Pro Forma     2/29/96    Settlement
            ---------    ------------   ----------    --------    ----------
ASSETS
Current
Cash        "$10,127"   "$2,375,000"(1)  "$2,385,127" "$19,799"
Receivables   "7,047 "                        "7,047" "232,188"
Inventories        0                               0  "230,387"
Deferred
 Charges           0                               0         0
Prepaid
 Expenses    "61,326 "                       "61,326"        0
             --------    ---------------    ---------  ---------  -----------
Total
 Current
 Assets      "78,502"   "2,375,000"       "2,453,502" "482,374"
             --------   ---------------   ----------  ---------   ------------
Property,
 Plant and
 Equipment   "53,196"                        "53,196"  "81,442"

Other Assets
Trademarks         0                               0   "240,726"
Investment
 in and
 Advances to
 Partnership       0                               0    "22,606"
Incorporation
 Costs        "8,855"                         "8,855"         0
             ---------   ---------------     --------  ---------  -----------
Total Other
 Assets       "8,855"                         "8,855"  "263,332"
            ---------    ---------------      -------  ---------   ----------
           "$140,552"      "$2,375,000"  "$2,515,552" "$827,148"         $0
           ==========     =============   ===========  =========   ==========



                       "LEGGOONS, INC."
          PRO FORMA CONDENSED COMBINED BALANCE SHEET
                     "FEBRUARY 29, 1996"
                      (Unaudited US $)

                                                              Leggoons
                    Leggoons                                  ProForma
                    Reverse       Leggoons     Sale to       Reflecting
                   Stock Split    ProForma     Clinton      Clinton Sale
                   -----------    --------     -------      ------------
ASSETS
Current
Cash                             "$19,799"  "($19,799)"(5)          $0
Receivables                     "$232,188"  "(232,188)"(5)           0
Inventories                      "230,387"  "(230,387)"(5)           0
Deferred Charges                        0         0    (5)           0
Prepaid Expenses                        0         0    (5)           0
Total Current      ---------    ---------    ---------      -----------
 Assets                          "482,374"  "(482,374)"              0
                   ---------    ---------   -----------     -----------
"Property, Plant
and Equipment                     "81,442"   "(81,442)"(5)           0
                  ----------    ---------   -----------     -----------
Other Assets
Trademarks                       "240,726"  "(240,726)"(5)           0
Investment in
 and Advances
 to Partnership                   "22,606"   "(22,606)"(5)           0
Incorporation Costs                     0

                  -----------    ---------   -----------   ------------
Total Other Assets               "263,332"  "(263,332)"              0
                  ----------     ---------   ----------    ------------
                        $0      "$827,148" "($827,148)"             $0
                  ==========     =========   ==========    ============

                       "LEGGOONS, INC."
          PRO FORMA CONDENSED COMBINED BALANCE SHEET
                     "FEBRUARY 29, 1996"
                      (Unaudited US $)


                   Infinitron     Infinitron Inc.
                     Merger          ProForma
                  -----------      -------------
ASSETS
Current
Cash                                "$2,385,127"
Receivables                              "7,047"
Inventories                                   0
Deferred Charges                              0
Prepaid Expenses                        "61,326"
Total Current        -----------      -----------
 Assets                       0       "2,453,502"
                     -----------     -----------
"Property, Plant
and Equipment                            "53,196"
                     -----------     -----------
Other Assets
Trademarks                                     0
Investment in
 and Advances
 to Partnership                 0
Incorporation Costs                        "8,855"
                       -----------      ------------
Total Other Assets              0          "8,855"
                       ----------       ------------
                               $0      "$2,515,552"
                      ============     ============

                         "LEGGOONS, INC."
          PRO FORMA CONDENSED COMBINED BALANCE SHEET
                        "FEBRUARY 29, 1996"
                         (Unaudited US $)

                                                                  Leggoons
                           Infinitron                              Accounts
              Infinitron      Equity     Infinitron   Leggoons     Payable
               11/30/95    Transactions  Pro Forma     2/29/96    Settlement
               ---------   ------------  ----------   ---------   ----------
LIABILITIES
AND
STOCKHOLDERS'
EQUITY
(DEFICIT)
Current
Notes Payable "$224,681"                "$224,681"   "$484,681"
Notes Payable
 to Related
 Party                0                         0     "682,847"
Accounts
 Payable        "38,678"                  "38,678"    "319,891"   "($60,000)"
Accrued
 Expense        "19,605"                  "19,605"     "86,622"
Estimated
 Loss on
Discontinued
 Operation            0                         0     "150,000"
Current
 Maturities
 of Long-Term
 Debt                 0                         0     "177,375"
Total
Current         --------  ---------   ------------    ----------   ----------
Liabilities    "282,964"                 "282,964"  "1,901,416"    "(60,000)"
               ---------  --------    -----------     ----------    --------
Stockholders'
Equity
 (Deficit)
Common Stock,
 $.01 par             0    "47,975"(2)    "47,975"     "27,870"
 value,
 authorized
 50,000,000
 shares;
 issued and
 outstanding:
 5,076,200
 shares"
Share Capital   "3,625"     "7,235"(1)                       0
                          "(10,860)"(2)        0
Additional
Paid-In
Capital       "272,338" "2,367,765"    2,602,988"   "2,390,070"
                                 (1)
                          "(37,115)"
                                 (2)
Accumulated
 Deficit     "(418,375)"               "(418,375)" "(3,492,208)"    "60,000"
                                                                         (3)
              ---------   ----------    ---------    ---------      ---------
Total
 Stockholders'
  Equity
 (Deficit)   "(142,411)""2,375,000"   "2,232,589"  "(1,074,268)"    "60,000 "
             ----------- ----------   -----------   ----------      --------
             "$140,552""$2,375,000"  "$2,515,552"    "$827,148"          $0
              =========  =========    ===========   ==========      ========

                       "LEGGOONS, INC."
          PRO FORMA CONDENSED COMBINED BALANCE SHEET
                     "FEBRUARY 29, 1996"
                      (Unaudited US $)

                                                               Leggoons
                      Leggoons                                 ProForma
                      Reverse      Leggoons      Sale To      Reflecting
                    Stock Split    Pro Forma     Clinton     Clinton Sale
                    -----------    ---------     -------     ------------
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY (DEFICIT)
Current
Notes Payable                      "$484,681"   "($484,681)"(5)            $0
Notes Payable to
 Related Party                      "682,847"    "(682,847)"(5)             0
Accounts Payable                    "259,891"    "(259,891)"(5)             0
Accrued Expenses                     "86,622"     "(86,622)"(5)             0
Estimated Loss on
 Discontinued
 Operations                          "150,000"    "(150,000)"(5)            0
Current Maturities
 of Long-Term Debt                   "177,375"    "(177,375)"(5)            0
Total Current        ------------    ---------  ---------------    ------------
 Liabilities                        "1,841,416" "(1,841,416)"               0

Stockholders'
Equity (Deficit)
"Common Stock,
 $.01 par "        "($25,083)"(4)       "2,787"                        "2,787"
"value,authorized
50,000,000"
 shares;
 issued and
 outstanding:
 5,076,200
 shares"
Share Capital                                 0

Additional
 Paid-In Capital     "25,083"(4)     "2,415,153"   "1,014,268"(5)  "3,429,421"

Accumulated
 Deficit                            "(3,432,208)"                 "(3,432,208)"
                     -----------      ------------    -----------  -----------
Total
 Stockholders'
 Equity (Deficit)         0         "(1,014,268)"   "1,014,268 "            0
                     ------------    -------------   -------------  ----------
                         $0           "$827,148"    "($827,148)"           $0
                     ============     ============    ============   ==========


                       "LEGGOONS, INC."
          PRO FORMA CONDENSED COMBINED BALANCE SHEET
                     "FEBRUARY 29, 1996"
                      (Unaudited US $)

                    Infinitron        Infinitron Inc.
                      Merger              ProForma
                  -------------       -----------------
LIABILITIES AND
 STOCKHOLDERS'
EQUITY (DEFICIT)
Current
Notes Payable                            "$224,681 "
Notes Payable to
 Related Party                                   0
Accounts Payable                           "38,678 "
Accrued Expenses                           "19,605 "
Estimated Loss on
 Discontinued
 Operations                                      0
Current Maturities
of Long-Term Debt                                0
Total Current          -----------       ------------
 Liabilities                  0           "282,964 "
                       -----------       -------------
Stockholders'
Equity (Deficit)
"Common Stock,
 $.01 par "                                "50,762 "
"value,authorized
50,000,000"
 shares;
 issued and
 outstanding:
 5,076,200 shares"
Share Capital

Additional
 Paid-In Capital    "($3,432,208)"(6)    "2,600,201 "

Accumulated
 Deficit               "3,432,208"(6)     "(418,375)"
                      --------------      ----------
Total
 Stockholders'
 Equity (Deficit)               0        "2,232,589 "
                      -------------     --------------
                               $0       "$2,515,552 "
                      =============     ==============


NOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET

Pro Forma Condensed Combined Balance Sheet Presentation
- -------------------------------------------------------
     The pro forma condensed combined balance sheet is presented in U.S. dollars. The Company converted the Infinitron November 30, 1995, unaudited combined balance sheet from Canadian dollars to U.S. dollars using the exchange rate in effect at the balance sheet date.

Principles of Combination
- -------------------------
     The unaudited combined balance sheet of Infinitron includes the accounts of Infinitron Investments International, Inc. and Infinitron Research International, Inc., a predecessor which is under common control and ownership. All significant intercompany transactions have been eliminated in the combination. The Infinitron November 30, 1995, unaudited combined balance sheet has been prepared using US GAAP.

Accounting Treatment
- --------------------
     The proposed Infinitron merger transaction has been treated as a recapitalization of Infinitron followed by an issuance of shares by Infinitron. The November 30, 1995, unaudited combined balance sheet of Infinitron reflects pro forma adjustments to provide for the recapitalization of Infinitron's stockholders' equity to reflect the capital structure of the Company and the issuance of the shares in the transaction. See Pro Forma Adjustments (2) and (6).

Valuation
- ---------
     The total value assigned to the Infinitron merger transaction is $0. The basis for such valuation is the value of the Company's net assets after the sale of all assets of the Company to a newly formed company controlled by the current president of the Company in exchange for the assumption of present liabilities of the Company. The Company will essentially be a shell after the completion of, the transaction with its president.

Development Stage Operations
- ----------------------------
     Infinitron Research International, Inc. and Infinitron Investments International, Inc. were formed on June 22, 1994 and May 1, 1995, respectively. Operations to date have primarily been devoted to developing Internet oriented multimedia database programs, raising capital, obtaining financing and performing administrative functions.

Pro Forma Adjustments
- ---------------------
     (1)- Reflects the issuance of 723,500 shares of Infinitron common stock for $2,375,000 (U.S. $) subsequent to August 31, 1995.

     (2)- Reflects the recapitalization of Infinitron to reflect 4,797,500 shares of $.01 par value common stock.

     (3)- Reflects the modification of the terms of certain accounts payable by Leggoons under agreements which provide for payment of approximately 25% of the face value of those liabilities.

     (4)- Reflects the reduction of Leggoons outstanding common stock resulting from a one-for-ten reverse split. Common stock is reduced by $25,083 and additional paid-in capital is increased by $25,083.

     (5)- Reflects the sale of all assets of Leggoons to a newly formed company controlled by the current president of the Company in exchange for the assumption of present liabilities of the Company prior to the Infinitron Transaction.

     (6)- To reflect the acquisition of Leggoons by Infinitron.

                             "LEGGOONS, INC."
               PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     "FOR THE YEAR ENDED AUGUST 31, 1995"
                                 (Unaudited US $)

                                              Leggoons         Leggoons
                Infinitron      Leggoons     Discontinued       Reverse
                 5/31/95        8/31/95       Operations      Stock Split
                -----------    ---------     ------------     ------------
Sales                   $0    "$2,260,872"  "($2,260,872)"(1)

Cost of Sales            0     "2,012,543"   "(2,012,543)"(1)
                ------------    ----------    --------------    ------------
Gross Profit             0       "248,329"     "(248,329)"

"Selling,
 general and"
 administrative
 expenses          "184,004"    "1,523,547"   "(1,401,656)"(1)
                 -----------     ----------     -------------     ------------
Operating
income (loss)     "(184,004)"   "(1,275,218)"  "1,153,327"
                  -----------    -----------     ------------      ----------
Other expense
 (income):
 Interest
 expense                  0      "(130,046)"

 Other                    0        "(1,719)"       "1,719"(1)
                  -----------    -------------   -------------  ------------
Income (loss)
 before
 income taxes     "(184,004)    "(1,406,983)"  "1,155,046"

Income tax
 benefit            "46,455"              0

Income (loss)
 from continuing -----------    -------------  ------------      -------------
operations       "($137,549)"   "($1,406,983)" "$1,155,046"

Income (loss)
 from continuing
 operations
 per share           ($0.03)          ($0.51)
                     =======          =======
Weighted
 average shares
 outstanding      "4,797,500"     "2,734,500"                   (2,461,050)(2)
                  ==========      ==========                    =============

                              "LEGGOONS, INC."
               PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      "FOR THE YEAR ENDED AUGUST 31, 1995"
                              (Unaudited US $)

                                                         Leggoons
                                                         Pro Forma
                   Leggoons             Sale to          Reflecting
                   Pro Forma            Clinton         Clinton Sale
                  -----------         ------------     ---------------
Sales                      $0                  $0                  $0

Cost of Sales               0                   0                   0
                  ------------         ------------     ---------------
Gross Profit                0                   0                   0

"Selling,
 general and"
 administrative
 expenses             "121,891"        "($106,891)"(3)        "15,000"
                    ------------        --------------    ----------------
Operating
 income (loss)        "(121,891)"        "106,891"           "(15,000)"

Other expense
 (income):
 Interest expense      "(130,046)"        "130,046"(3)              0
  Other                        0                 0                  0
                      -----------         --------------   ----------------
Income (loss)
 before
 income taxes          "(251,937)"        "236,937"          "(15,000)"

Income tax
benefit                        0                                    0

Income (loss)
 from continuing      ------------       ------------       ------------
 operations           "($251,937)"       "$236,937"          "($15,000)"
                      ============       ===========        ============
Income (loss)
 from continuing
 operations per
 share                    ($0.92)                               ($0.05)
                        ==========                            ==========
Weighted average
 shares outstanding     "273,450"                             "273,450"
                        ==========                            ==========

                              "LEGGOONS, INC."
               PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      "FOR THE YEAR ENDED AUGUST 31, 1995"
                              (Unaudited US $)



                        Infinitron         Infinitron Inc.
                         Merger              Pro Forma
                       ------------        ---------------
Sales                                                   $0

Cost of Sales                                            0
                       ------------         ---------------
Gross Profit                                             0

"Selling,
 general and"
 administrative
 expenses              "($15,000)"(4)             "184,004"
                       --------------       ----------------
Operating
 income (loss)           "15,000"                "(184,004)"

Other expense
 (income):
 Interest expense                                        0
  Other                                                  0
                       -------------       ----------------
Income (loss)
 before
 income taxes            "15,000"                "(184,004)"

Income tax
benefit                                            "46,455"

Income (loss)
 from continuing     ------------                ------------
 operations             "$15,000"               "($137,549)"
                     ============                ===========
Income (loss)
 from continuing
 operations per
 share                                              ($0.03)
                        ==========                ==========
Weighted average
 shares outstanding"      "5,250"               "5,076,200"
                        ==========               ==========

NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OFOPERATIONS
          FOR THE YEAR ENDED AUGUST 31, 1995

Pro Forma Condensed Combined Statement of Operations Sheet Presentation
- -----------------------------------------------------------------------
     The pro forma condensed combined statement of operations is presented in U.S. dollars. The Company converted the Infinitron May 31, 1995, unaudited combined statement of operations from Canadian dollars to U.S. dollars using average exchange rates that prevailed during the period.

Principles of Combination
- -------------------------
     The unaudited combined statement of operations of Infinitron Investments International, Inc. includes the accounts of Infinitron Research
International, Inc., a predecessor which is under common control and ownership. All significant intercompany transactions have been eliminated in the combination. The Infinitron May 31, 1995, unaudited combined statement of operations has been prepared using US GAAP.

Development Stage Operations
- ----------------------------
     Infinitron Research International, Inc. and Infinitron Investments International, Inc. were formed on June 22, 1994 and May 1, 1995, respectively. Operations to date have primarily been devoted to developing Internet oriented multimedia database programs, raising capital, obtaining financing and performing administrative functions.

Weighted Average Shares Outstanding
- -----------------------------------
     The Leggoons pro forma weighted average shares outstanding represents the average number of shares of Leggoons, Inc. common stock outstanding during the period, as restated for the one-for-ten reverse stock split. The Infinitron, Inc. pro forma weighted average shares outstanding reflects Infinitron's historical weighted average shares outstanding, as adjusted for the recapitalization in connection with the merger plus the 278,700 shares to be issued to Leggoons stockholders.

Pro Forma Adjustments
- ---------------------
     (1)- Eliminate the apparel operations activity of Leggoons, Inc. for the fiscal year ended August 31, 1995, due to the discontinued operations plan adopted by management in January 1996. All administrative expenses associated with the remaining shell, amortization of the cost of the trademark for which there is no disposal plan, other than the "sale to Clinton" discussed in adjustment (3), and debt service expenses have been retained.

     (2)- Reflect the reduction of the weighted average number of shares of Leggoons, Inc. common stock outstanding resulting from the one-for-ten reverse stock split.

     (3)- Eliminate the pro forma operations activity of Leggoons, Inc. for the fiscal year ended August 31, 1995, due to the sale of assets of the Company to a newly formed company controlled by the current president of the Company with an assumed consummation date of September 1, 1994.

     (4)- Eliminate the pro forma shell operations activity of Leggoons, Inc. for the fiscal year ended August 31, 1995, due to the completion of the Infinitron merger with an assumed consummation date of September 1, 1994.

                               "LEGGOONS, INC."
               PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   "FOR THE SIX MONTHS ENDED FEBRUARY 29, 1996"
                               (Unaudited US $)


                                                 Leggoons
                      Infinitron    Leggoons      Reverse        Leggoons
                      11/30/95       2/29/96     Stock Split     Pro Forma
                      -----------   ---------    ------------    ----------
Sales                         $0            $0                           $0

Cost of Sales                  0             0                            0

Gross Profit                   0             0                            0

"Selling,
 general and"
 administrative
 expenses                "284,330"      "75,945"                     "75,945 "
                         ---------     ---------                     ---------
Operating
income (loss)           "(284,330)"    "(75,945)"                   "(75,945)"

Other expense
 (income):
 Interest expense               0      "(54,531)"                   "(54,531)"
 Other                   "(13,263)"           0                            0
                         ---------     ---------                   ----------
Income (loss)
 before
 income taxes           "(297,593)"    "(130,476)"                 "(130,476)"

Income tax benefit        "21,500"             0                           0

Income (loss) from
 continuing
operations              "($276,093)"   "($130,476)"               "($130,476)"
                         ==========     ==========                  =========
Income (loss) from
 continuing operations
 per share                  ($0.06)        ($0.05)                    ($0.47)
                            =======       ========                    ========
Weighted average shares
  outstanding           "4,797,500"    "2,787,000"               "(2,508,300)"
                          ==========     ==========                ==========

                              "LEGGOONS, INC."
               PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                 "FOR THE SIX MONTHS ENDED FEBRUARY 29, 1996"
                              (Unaudited US $)

                                  Leggoons
                                  Pro Forma
                    Sale To       Reflecting     Infinitron   Infinitron Inc.
                    Clinton      Clinton Sale     Merger         Pro Forma
                    ----------   ------------    -----------  ---------------
Sales                                     $0                            $0

Cost of Sales                              0                             0
                    ----------   ------------   ------------   -------------

Gross Profit                               0                             0


"Selling,
 general and"
 administrative
 expenses           "($63,945)"(2)   "12,000"    "($12,000)"(3)   "284,330"

Operating
income (loss)         "63,945"      "(12,000)"     "12,000"      "(284,330)"

Other expense
 (income):
 Interest expense     "54,531"(2)          0                             0

Other                                                             "(13,263)"

Income (loss)
 before              ----------     ----------     --------      -----------
 income taxes        "118,476"      "(12,000)"     "12,000"      "(297,593)"

Income tax
benefit                                    0                       "21,500 "

Income (loss)
 from continuing
 operations         "$118,476"     "($12,000)"    "$12,000"     "($276,093)"
                     =========      =========      =======       ==========
Income (loss)
 from continuing
operations
per share                             ($0.04)                       ($0.05)
                                     =========                     ========
Weighted average
 shares outstanding                 "278,700"                   "5,076,200"
                                   ==========                   ===========

NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OFOPERATIONS
            FOR THE SIX MONTHS ENDED FEBRUARY 29, 1996

Pro Forma Condensed Combined Statement of Operations Sheet Presentation
- -----------------------------------------------------------------------
     The pro forma condensed combined statement of operations is presented in U.S. dollars. The Company converted the Infinitron November 30, 1995, unaudited combined statement of operations from Canadian dollars to U.S. dollars using average exchange rates that prevailed during the period.

Principles of Combination
- -------------------------
     The unaudited combined statement of operations of Infinitron Investments International, Inc. includes the accounts of Infinitron Research
International, Inc., a predecessor which is under common control and ownership. All significant intercompany transactions have been eliminated in the combination. The Infinitron November 30, 1995, unaudited combined statement of operations has been prepared using US GAAP.

Development Stage Operations
- ----------------------------
     Infinitron Research International, Inc. and Infinitron Investments International, Inc. were formed on June 22, 1994 and May 1, 1995, respectively. Operations to date have primarily been devoted to developing Internet oriented multimedia database programs, raising capital, obtaining financing and performing administrative functions.

Weighted Average Shares Outstanding
- -----------------------------------
     The Leggoons pro forma weighted average shares outstanding represents the average number of shares of Leggoons, Inc. common stock outstanding during the period, as restated for the one-for-ten reverse stock split. The Infinitron, Inc. pro forma weighted average shares outstanding reflects Infinitron's historical weighted average shares outstanding, as adjusted for the recapitalization in connection with the merger plus the 278,700 shares to be issued to Leggoons stockholders.

Pro Forma Adjustments
- ---------------------
     (1)- Reflect the reduction of the weighted average number of shares of Leggoons, Inc. common stock outstanding resulting from the one-for-ten reverse stock split.

     (2)- Eliminate the pro forma operations activity of Leggoons, Inc. for the six months ended February 29, 1996, due to the sale of assets of the Company to a newly formed company controlled by the current president of the Company with an assumed consummation date of September 1, 1994.

     (3)- Eliminate the pro forma shell operations activity of Leggoons, Inc. for the six months ended February 29, 1996, due to the completion of the Infinitron merger with an assumed consummation date of September 1, 1994.

P R O X Y
                        	LEGGOONS, INC.
	      Annual Meeting of Shareholders To Be Held June __, 1996

     	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



	The undersigned hereby appoints James S. Clinton and Steven D. Walters, or either of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote at the Annual Meeting of Shareholders of Leggoons, Inc. (sometimes hereinafter referred to as the "Company") to be held on June __, 1996, as designated below, all of the Common Shares of Leggoons, Inc. held of record by the undersigned on June __, 1996, at the Vandalia Country Club, Highway 54, Vandalia matter that properly may come before the meeting or any adjournment thereof.

	1.	ELECTION OF DIRECTORS

		FOR all nominees listed			                  WITHHOLD AUTHORITY to
		below 					                                 vote for all nominees
								                                      listed below

      	James S. Clinton    Benjamin A. Moglin   Robert Crompton

	2.	PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE
    CORPORATION TO INFINITRON, INC.

		  FOR		     	    AGAINST		         ABSTAIN



	3.	PROPOSAL TO AMEND TO INCREASE THE AUTHORIZED COMMON STOCK TO 50,000,000
    SHARES.

		  FOR	      	    AGAINST	          ABSTAIN



	4.	PROPOSAL TO AMEND THE COMPANY'S BYLAWS TO DECREASE THE MINIMUM NUMBER OF
    DIRECTORS OF THE COMPANY TO THREE.

		  FOR			         AGAINST	          ABSTAIN



	5.	TO EFFECT A REDUCTION IN THE AMOUNT OF OUTSTANDING SHARES OF COMMON STOCK
    BY A ONE-FOR-TEN REVERSE SPLIT OF COMMON STOCK

		  FOR		       	  AGAINST		         ABSTAIN


	6.	TO APPROVE THE LICENSING OF THE LEGGOONS TRADEMARK TO ROBERT TAMSKY

		  FOR			         AGAINST		         ABSTAIN


	7.	TO RATIFY THE SALE OF ALL THE ASSETS OF THE COMPANY TO A COMPANY
CONTROLLED BY JAMES CLINTON IN EXCHANGE FOR THE ASSUMPTION OF ALL LIABILITIES

		  FOR			         AGAINST	           ABSTAIN




	8.	TO APPROVE THE ASSUMPTION BY LEGGOONS INC. OF THE INFINITRON
    INTERNATIONAL INVESTMENTS INC INCENTIVE STOCK OPTION PLAN

		  FOR			          AGAINST		         ABSTAIN



	9.	TO APPROVE THE REINCORPORATION OF THE COMPANY FROM THE STATE OF MISSOURI
    TO THE		STATE OF COLORADO

		  FOR			          AGAINST		          ABSTAIN


	10.	TO RATIFY THE SELECTION OF BDO SIEDMAN AS THE COMPANY'S INDEPENDENT
     ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

		  FOR		           AGAINST	           ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Leggoons, Inc. to be held on June __, 1996 and the Proxy Statement of such meeting.

Dated:______________, 1996			_______________________________

						                      	_______________________________
                          							(Signature of Shareholder)

	                         			Note:  Please sign exactly as name appears on
                             stock certificate (as indicated on reverse side).
                             All joint owners should sign.  When signing as
                             personal representative, executor, administrator,
                             attorney, trustee or guardian, please give full
                             title as such.  If a corporation, please sign in
                             full corporation name by President or other
                             authorized person.  If a partnership, please
                             sign in partnership name by a partner.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
   ENCLOSED ENVELOPE.	(proxy.crd)

        D                              DEMERATH  LAW OFFICES
____________________________________________________________
____________________________________________________________
__________________
                                         40 GINGER COVE ROAD
                                VALLEY, NEBRASKA  68064-3000
                         (402) 359-5656  FAX  (402) 359-5304


June 4,1996

LAURENCE B ASSALY
ATTORNEY AT LAW
10TH FLOOR
1199 WEST HASTINGS STREET
VANCOUVER BC  V6E 3T5

GARY DUNN
ATTORNEY AT LAW
1655 WEST BROADWAY AVENUE
VANCOUVER BC  V6J 1X1

Re:  Infinitron Investments International, Inc.
     Stock Acquisition Agreement

Gentlemen:

As a part of the Stock Acquisition Agreement by and between Leggoons, Inc. ("Leggoons") and your client Infinitron Investments International, Inc. ("Infinitron") dated September 5, 1995, and the subsequent Amendment dated May 22, 1996, Leggoons as a prerequisite, among other things, is required to deliver to Infinitron a public corporate shell which is free and clear of any debt and/or liability of any nature and/or kind. Moreover, under the above referenced Amendment, this eradication of debt and/or liabilities of Leggoons is to be accomplished by no later than June 21, 1996.

As we have discussed, this will be accomplished by a concept known as "Assignment for the Benefit of Creditors." Moreover, in the state of Missouri (Leggoons state of incorporation and domicile) the same can be accomplished statutorily (Mo. Stat. 426.010 et seq.) and/or under a common-law right. In this particular case, Leggoons has chosen to use the common-law approach. Under St. Louis Catering Co. v. Glancy, 242 S.W. 392, 397, it is stated:

          There  is nothing in...law itself; there
          is   nothing  in  the  history  of   the
          legislature on this subject; there is nothing in the adjudications of this Court that gives countenance to the

June 4, 1996
Page 2
          idea  that  a  debtor,  insolvent  or
          otherwise,  who   is   desirous   of
          appropriating  his  property  to   the
          payment  of  his  debts,  is   compelled
          to  resort to  the statutory proceedings
          to accomplish his purpose....The statute
          does   not,   and   was   not   intended,
          to   any   further   extent,  to abolish
          or   abridge   his   common-law   right,
          whether  solvent or insolvent,  in  good
          faith   to  sell,  deliver  in  payment,
          mortgage or pledge the whole or any part
          of  his property for the benefit of  one
          or more of his creditors....

          ...[a]n  assignment for the  benefit  of
          creditors  is  more than a security  for
          the  payment  of debts, it  is  absolute
          appropriation  of  property   to   their
          payment. It does not create a lien in favor of creditors upon property which in equity is still regarded as the assignors' but it passes both the legal and equitable title to the property absolutely beyond the control of the assignors. (Italics, ours.)

Simply  put,  the  Missouri  courts  have  interpreted   the
statutes concerning such transfers as "regulatory"  and  not
"mandatory."   (See also Jones v. Fidelity Nat. Bank & Trust
Co., 362 Mo. 712, 243 S.W.2d 970, 975 (1951.)

Secondly, the question in a corporate environment is, who must approve such a transfer -- the shareholders and/or the board of directors. The question is answered in Calumet Paper Co. v. Haskell Show-Printing Co., 144 Mo. 331, 45 S.W. 115, 116 (1898):

          An   assignment  for  the   benefit   of
          creditors by an insolvent corporation must be by resolution of the board, and it cannot be done by a resolution passed when a minority only of the board of directors are present.

At  common-law, in order to make a transfer for the  benefit of creditors, the debtor voluntarily transfers all of its assets and liabilities to an assignee. The assignee then liquidates the assets and distributes the proceeds to the creditors, pro rata, and according to the priority of their respective properly secured interests (6 Am. Jur.2d, Assignment for Benefit of Creditors, 9, 10, 18). Both courts and creditors favor bonafide assignments for the benefit of all creditors, since such assignments uphold the freedom to contract, and such assignments generally yield a greater return for the creditors than a formal bankruptcy (6 Am. Jur.2d, Assignment for Benefit of Creditors, 1, 4). Also, when a corporation makes an assignment for benefit of creditors, the corporation acts in the same capacity as an individual. Hutchinson v. Green, 91 Mo. 367, 1 S.W. 853, 857 (1886) and Adam Roth Grocery Co. v. Hotel Monticell Co. 148 Mo. App., 128 S.W. 542, 546 (1910).

June 4, 1996
Page 3
At common-law, no particular form is required to constitute an assignment by a corporation for the benefit of its creditors. To be valid, an assignment must give the assignee absolute legal and equitable title to all of the debtor's assets, and additionally, transfer all liabilities. Additionally, the transfer must be complete and unconditional on its face, and free from fraud. [See 15A Fletcher Cyc. Corp. 7394, 19A Fletcher Cyc. Corp. 6, 11 (1990, Supp. 1995).]

Finally, and of some importance is whether or not the transferor (assignor) in the assignment can condition creditor's participation in the distribution of proceeds on a release of debtor's liability. The answer to the question is in the negative, since courts do not favor debtors who institute quasi bankruptcy proceedings on their own terms and conditions. [See ML Barrett & Co. v Chilton, 304 Mo. 679, 264 S.W. 802, 807 (1924).]

Fourthly, the question is whether or not Leggoons would retain any liability, subsequent to the transfer, which would attach to Infinitron once the acquisition has been completed. The better case law regarding transfer for benefit of creditors states that any judgment recovered against an insolvent debtor serves only as evidence of the amount due to the creditor from the assignee's liquidation fund. Thus, a judgment in persona enables the creditor to only take part in the distribution amongst creditors. [See Riehle v. Margolies, 279 U.S. 218, 226-227 (1929)], where that case cited from Central Trust Co. v. D'Arcy, 238 Mo. 676, 142 S.W. 294 (1911).

The sentiments of Riehle and Central Trust have been echoed in other Missouri cases, specifically in State ex rel
Auchincloss, Parker, & Redpath, Inc. v. Harris, 349 Mo. 190,
159 S.W.2d 799, 803, where that court stated:

          ...[t]he general rule seems to  be  that
          when the suit is brought to reach assets
          in  the  hands  of  a third  party,  the
          decree  will not go beyond those assets;
          and  a  personal judgment  will  not  be
          rendered,  except  in a  substitutionary
          way, or in enforcement of its decree (as
          by   requiring  the  execution   of   an
          assignment or conveyance of a property), or where the defendant has consumed or appropriated the property.

In summary, in order to be effective, and to eliminate liability for Leggoons it will be necessary to transfer each and every asset (or the fair market value for same) and each and every liability of any kind or nature, to a third party (assignee), which in this instance, will be a Nebraska corporation. If any value, however small, is left in the shell corporation, the transfer will be ineffective. Stated yet another way, in order to insure the desired results the "Assignment for Benefit of Creditors" will have to harmonize with the guidelines of the Bankruptcy Code (Chapter 7) in providing each and every creditor the maximum distribution.

June 4,1996
Page 4
Provided that all of the foregoing requirements are successfully accomplished, it is our opinion that no further liability will remain with Leggoons and/or Infinitron once the acquisition has been completed. While the cases cited herein are quite old, "Shepardization" of same indicates that they still represent good law in Missouri. [See also 6 Am. Jur.2d, Assignment for Benefit of Creditors; and Leslie
R. Horowtiz and John A. Papinski, Assignment for the Benefit of Creditors, 16 Los Angeles Lawyer 21 (May 1993), copy of later attached.] Finally, enclosed please find a copy of the the proposed document titled Assignment for Benefit of Creditors.

Thank  you  for  your  kind  consideration.   As  additional
material and documents are produced they will be forwarded.

Sincerely,



LARRY R. DEMERATH


LD34B.76

             ASSIGNMENT FOR BENEFIT OF CREDITORS


      THIS ASSIGNMENT is made and entered into on June ______, 1996, by and between LEGGOONS, INC., a corporation organized and existing under the laws of Missouri, with its principal place of business at 400 South Lindell Street, Vandalia, Audrain County, Missouri, 63382, herein after referred to as "Debtor," and LEGGOONS CORPORATION, organized and existing under the laws of Nebraska, with its principal office located at 40 Ginger Cove, Valley, Douglas County, Nebraska, 68064, herein after referred to as "Assignee."

                          RECITALS
      A. Debtor is in such financial condition that it is unable at the present time to pay the claims and demands of its secured and unsecured creditors.
      B. It is desirable that an arrangement be made, without the intervention of legal proceedings, namely Bankruptcy, for the liquidation of debtor's assets, whereby all its creditors shall share and share like without any preference or priority, other than that provided by law and by the terms and provisions of this Agreement.
     In consideration of the matters described above, and of the mutual benefits and obligations set forth in this Agreement, the parties hereto agree as follows:

                         SECTION ONE
                         ASSIGNMENT
       Debtor sells, assigns, transfers, sets-over and delivers to Assignee all of Debtor's property of every kind and nature whatsoever and where so ever located, including, but not by way of limitation, the following (See Exhibit A):
      A. All of debtor's equipment, fixtures and trade fixtures, furniture, furnishings, tools and appliances, together with all affixed accessions and parts.
     B. All goods, wares, merchandise and all inventory of whatsoever kind, type or nature, including, but not limited to, goods and property that (1) are held by Debtor for sale or lease or (2) are furnished or are to be
furnished
by Debtor under any contract of service or (3)  are  held
by
Debtor as work in process or materials used or consumed in its business, and all proceeds of the sale or other disposition of the sale.
      C. All Debtor's books of account and accounting records of every kind and nature, without limitation.
      D. All Debtor's corporate records and bylaws of incorporation and all other corporate documents of every kind and nature.
      E. All rights of every kind to payment of money owed to Debtor, whether due or to become due.
     F.   All accounts and all proceeds of accounts.
     G. All chattel paper, instruments, documents, general intangibles and their proceeds; all money, including cash on deposit and cash on hand; all bank accounts and all deposits maintained with any person, including, but not limited to, funds on deposit with financial institutions and utility companies.
       H. Real property located in Missouri, more particularly described on schedule attached as Exhibit A and incorporated by reference, which real property debtor agrees to convey forthwith to assignee by good and sufficient quitclaim deeds.

                         SECTION TWO
                         CONDITIONS
      A. Under Exhibit B, attached hereto and made a part hereof by this reference, debtor has provided assignee a written schedule listing the name and address of each and every known creditor, together with the amount and nature of each creditor's claim.
      B.    Nothing in this assignment is intended to change
or modify any legal rights, liens or security interests that
Debtor's   creditors  may  have.   Assignee   accepts   this
assignment and takes Debtor's property subject to all valid, enforceable and perfected security interests or other liens.
      C. Subject to the related contract rights of any secured creditors, Assignee shall convert Debtor's property into cash for the benefit of the creditors of Debtor. Except as provided by the laws of the United States and/or
Missouri,   that   are  applicable  to
the administration, liquidation and distribution of insolvent estates that are not in proceedings initiated in the United States Bankruptcy Courts, the proceeds of the subject property are to be distributed in accordance with the applicable provisions of, in the amounts limited by, and in the order of priority established by, the Act of Congress known as Bankruptcy Reform Act of 1978, as amended by the Bankruptcy Amendments and Federal Judgeship Act of 1984,
and more particularly those statutory provisions, to  the
extent applicable, contained in Title 11 of the United States Code, 502, 503, 507 and 726, which are incorporated herein by reference.
      D.    No claims shall be allowed and paid unless filed
in writing with Assignee within the time fixed by Assignee, WHICH SHALL NOT BE LATER THAN JULY 5, 1996. Tardily filed claims shall be allowed to participate in and to receive a distribution in accordance with the provisions relating to tardily filed claims under Title 11 of the United States Code, 726.
      E. To the extent any property held subject to a security interest or lien is sold by Assignee, the proceeds of  the sale, after deducting expenses of the sale, shall be paid by Assignee to the secured party in accordance with the
terms  and  provisions  of  such  security  agreements   for
application on the secured party's indebtedness.
      F. Notwithstanding any provision contained in this Agreement to the contrary, the claim of Assignee for its services rendered in connection with this Agreement, to the extent it shall not otherwise be compensated for its services from its fees and commissions as provided below, together with all costs and expenses incurred by it in connection with such services, including fees of accountants and attorneys who shall render professional services to assignee and debtor in connection with this assignment, shall be paid in full before any distribution is made to Debtor's unsecured creditors.
      G.    Debtor represents that the schedule of creditors
to be furnished to Assignee by Debtor will list all the claims known to be owing by Debtor that are to participate in the distribution provided for under this agreement. Assignee agrees to allow any other bona fide creditor of Debtor not listed in the schedule to participate under this assignment in accordance with the provisions of Paragraph D of  this Section Two.  Assignee shall not be liable for  all or  any part of the claim of any creditor who has failed  to file a claim with
assignee in accordance with the provisions
of Paragraph D. If any dividends to creditors shall remain unclaimed for a period of one year after issuance by Assignee of the final dividend checks, a reasonable amount of  the dividends shall become the property of Assignee  and used to supplement its fees for services rendered in administering this agreement, and the balance shall be distributed to those creditors whose claims shall remain unpaid.
      H.    After all costs and expenses, including attorney
fees and accountants' fees and those claims of other persons rendering professional services in connection with the administration of this agreement, have been paid in full,
and   after  all  claims  for  services  rendered  and   all
commissions and fees of Assignee have been paid in full, and after all claims of creditors have been paid in full, the balance of the proceeds of the liquidation of the assets of Debtor, if any, shall be paid by Assignee to Debtor.
      I. It is expressly covenanted and agreed that assignee shall operate Debtor's business, if at all, only for  such period of time and in such manner as Assignee,  in its  sole and absolute discretion, shall determine to be  in
the   best  interests  of  Debtor  and  its  creditors   and
consistent with the orderly liquidation of Debtor's assets.
       J. Debtor irrevocably appoints and constitutes Assignee as its attorney-in-fact, authorizing it in the name of Debtor or in its own name, or otherwise, as the case may require, to do any and all acts, matters and things to carry
into   effect  the  intent,  meaning  and  spirit  of   this
assignment.  Without limiting the foregoing, and subject  to
prior   rights   of  secured  creditors,  Debtor   expressly
authorizes assignee to sign the name of Debtor to any check, draft, promissory note or other instrument or commercial paper, which is payable to the order of debtor or to which debtor is a party, and in debtor's name, and to apply for any  refunds or deposits, or enforce any claims whenever  in the  sole  and absolute discretion of Assignee it  shall  be
necessary  to  carry  into  effect  the  purposes  of   this
assignment.
      K. Debtor will, from time to time, make, execute and deliver to assignee, such conveyances, assignments and other instruments in writing as assignee may request, and Debtor will take all steps and do all things requested by Assignee to put Assignee in full ownership, possession and control of all of Debtor's assets, subject to the rights of secured creditors as set forth in Paragraph B of this Section Two, and will assist and cooperate with Assignee in every way requested by it in carrying out this Agreement.
      L. Assignee accepts the trust created pursuant to this agreement, and agrees that it will faithfully and without delay execute the trust according to the best of its skill, knowledge and ability.
      M. Assignee shall be compensated for its assumption of the trust created by this Agreement and shall receive reasonable compensation for its services.
      IN WITNESS WHEREOF, each party to this Agreement has caused it to be executed as indicated below.


EXECUTED THIS _______ day of June, 1996.

LEGGOONS', INC.

By:  ___________________________________________


EXECUTED THIS _______ day of June, 1996.

LEGGOONS, CORPORATION

By:  ____________________________________________



LD34B.77